UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934
(Amendment No. )

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IntriCon Corporation
(Name of Registrant as Specified In Its Charter)

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INTRICON CORPORATION
1260 Red Fox Road
Arden Hills, Minnesota 55112

March 25, 2011

Dear Shareholder:

          It is my great pleasure to invite you to attend the 2011 Annual Meeting of Shareholders (the “Annual Meeting”). The Annual Meeting will be held on Wednesday, April 27, 2011 at 11:30 a.m., local time, at the Hampton Inn North located at 1000 Gramsie Road, Shoreview, Minnesota 55126.

          At this year’s Annual Meeting our shareholders will vote on the following:

•	the election of one director to hold office for a term of three years and until his successor is duly elected and qualified;

•	the approval of an amendment to our Employee Stock Purchase Plan to increase the number of shares which may be purchased under that plan by 100,000 shares; and

•	the ratification of the appointment of Baker Tilly Virchow Krause, LLP, as IntriCon Corporation’s independent auditor for fiscal year 2011.

          The official notice of the Annual Meeting, together with the proxy statement and proxy card, are enclosed.

          The vote of every shareholder is important. Therefore, whether or not you expect to attend the meeting in person, I urge you to sign and date the enclosed proxy card and return it promptly in the envelope provided for that purpose. You also have the option of voting by telephone. If you choose to vote by telephone you may call toll-free in the U.S. or Canada, 1-800-690-6903 on a touch-tone telephone. You also have the option of voting over the Internet. To do so, log on to www.proxyvote.com and follow the web site instructions. Once you have cast your vote, be sure to click on “Accept Vote.” If you vote by telephone or electronically over the Internet, you do not need to return your proxy card.

          Thank you for your continued interest in IntriCon Corporation. I look forward to seeing you at the Annual Meeting.

Sincerely,

Mark S. Gorder
President and Chief Executive Officer

INTRICON CORPORATION
1260 Red Fox Road
Arden Hills, Minnesota 55112

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

To be held April 27, 2011

          The 2011 Annual Meeting of Shareholders (the “Annual Meeting”) of IntriCon Corporation (the “Corporation”) will be held on Wednesday, April 27, 2011 at 11:30 a.m., local time, at the Hampton Inn North located at 1000 Gramsie Road, Shoreview, Minnesota 55126 for the following purposes:

(1)	to elect one director to hold office for a term of three years and until his successor is duly elected and qualified;

(2)	to approve an amendment to our Employee Stock Purchase Plan to increase the number of shares which may be purchased under that plan by 100,000 shares;

(3)	to ratify the appointment of Baker Tilly Virchow Krause, LLP as the Corporation’s independent auditor for fiscal year 2011; and

(4)	to transact such other business as may properly come before the Annual Meeting or any of its adjournments or postponements.

          The Board of Directors has fixed the close of business on March 11, 2011 as the record date for the determination of shareholders entitled to notice of and to vote at the Annual Meeting or any adjournment or postponement thereof. If the Annual Meeting is adjourned because of the absence of a quorum, those shareholders entitled to vote who attend the adjourned Annual Meeting, although constituting less than a quorum as provided herein, shall nevertheless constitute a quorum for the purpose of electing directors. If the Annual Meeting is adjourned for one or more periods aggregating at least 15 days because of the absence of a quorum, those shareholders entitled to vote who attend the reconvened Annual Meeting, if less than a quorum as determined under applicable law, shall nevertheless constitute a quorum for the purpose of acting upon any other matter set forth in this Notice of Annual Meeting.

          All shareholders are cordially invited to attend the meeting, but whether or not you expect to attend the meeting in person, please mark, sign and date the enclosed proxy card and return it promptly in the envelope provided in order that your shares may be voted.

          You also have the option of voting by telephone. If you choose to vote by telephone you may call toll-free in the U.S. or Canada, 1-800-690-6903 on a touch-tone telephone. You also have the option of voting over the Internet. To do so, log on to www.proxyvote.com and follow the web site instructions. Once you have cast your vote, be sure to click on “Accept Vote.” If you attend the meeting, you may revoke your proxy and vote in person. The deadline to vote telephonically or over the Internet is Tuesday, April 26, 2011, 11:59 p.m., eastern daylight time. If you vote by telephone or electronically over the Internet, you do not need to return your proxy card.

          If your shares are held in “street name” (that is, if your stock is registered in the name of your broker, bank, or other nominee), please contact your broker, bank or nominee to determine whether you will be able to vote by telephone or electronically through the Internet.

Important Notice Regarding the Availability of Proxy Materials for
The Annual Meeting of Shareholders to be held on April 27, 2011

          The SEC has adopted rules to allow proxy materials to be posted on the Internet and to provide only a Notice of Internet Availability of Proxy Materials to shareholders. For this proxy statement, the Corporation has chosen to follow the SEC’s full set delivery option and we are mailing a full set of our proxy materials to the Corporation’s shareholders. As required by the new rules, we also are posting this Proxy Statement and our Annual Report on Form 10-K online. The Proxy materials are available at https://materials.proxyvote.com/46121H.

Meeting directions are available by calling our executive offices at (651) 636-9770.

By Order of the Board of Directors

Michael J. McKenna
Chairman of the Board

March 25, 2011
Arden Hills, Minnesota

INTRICON CORPORATION
1260 Red Fox Road
Arden Hills, Minnesota 55112

PROXY STATEMENT

          This proxy statement and the enclosed proxy are being furnished to shareholders of IntriCon Corporation (the “Corporation”) in conjunction with the solicitation of proxies by the Board of Directors of the Corporation for use at the 2011 Annual Meeting of Shareholders (the “Annual Meeting”) to be held on Wednesday, April 27, 2011 at the Hampton Inn North located at 1000 Gramsie Road, Shoreview, Minnesota 55126, at 11:30 a.m., local time, and any adjournment or postponement of the Annual Meeting. This Proxy Statement and accompanying form of proxy are first being sent or given to shareholders on or about March 25, 2011.

          The Board of Directors has fixed the close of business on March 11, 2011 as the record date for determination of the shareholders entitled to notice of and to vote at the Annual Meeting. As of March 11, 2011, there were 5,559,232 shares of common stock, par value $1.00 per share (the “Common Shares”) of the Corporation outstanding, each of which is entitled to one vote on all matters to be presented at the Annual Meeting.

          Proxies in the form enclosed, if properly executed and received in time for voting, and not revoked, will be voted as directed on the proxies. If no directions to the contrary are indicated, the persons named in the proxy will vote all of your Common Shares “for” the election of the nominee for director, for the approval of the amendment to the Employee Stock Purchase Plan and “for” the ratification of the appointment of Baker Tilly Virchow Krause, LLP as the Corporation’s independent auditor for fiscal year 2011. With respect to any other matter that properly comes before the meeting, the proxy holders will vote the proxies in their discretion in accordance with their best judgment. Because the proxy is revocable, sending in a signed proxy will not affect a shareholder’s right to attend the Annual Meeting and vote in person. You also have the option of voting by telephone. If you choose to vote by telephone you may call toll-free in the U.S. or Canada, 1-800-690-6903 on a touch-tone telephone. You also have the option of voting over the Internet. To do so, log on to www.proxyvote.com and follow the web site instructions. Once you have cast your vote, be sure to click on “Accept Vote.” The deadline to vote telephonically or over the Internet is Tuesday, April 26, 2011, 11:59 p.m., eastern daylight time.

          Any shareholder who submits a proxy may revoke it at any time before the proxy is voted at the Annual Meeting by delivering a later dated proxy or by giving written notice to the Secretary of the Corporation or attending the Annual Meeting in person and so requesting. If you vote by telephone or over the Internet, you may change your vote telephonically or over the Internet by following the procedures used to submit your initial vote. The last vote received chronologically will supersede any prior votes. Attendance at the Annual Meeting will not by itself revoke a previously granted proxy.

          The presence, in person or represented by proxy, of the holders of a majority of the outstanding Common Shares will constitute a quorum for the transaction of business at the Annual Meeting. All Common Shares present in person or represented by proxy (including “broker non-votes” described below) and entitled to vote at the Annual Meeting, no matter how they are voted or whether they abstain from voting, will be counted in determining the presence of a quorum. If the Annual Meeting is adjourned because of the absence of a quorum, those shareholders entitled to vote who attend the adjourned Annual Meeting, although constituting less than a quorum as provided herein, shall nevertheless constitute a quorum for the purpose of electing directors. If the Annual Meeting is adjourned for one or more periods aggregating at least 15 days because of the absence of a quorum, those shareholders entitled to vote who attend the reconvened Annual Meeting, if less than a quorum as determined under applicable law, shall nevertheless constitute a quorum for the purpose of acting upon any other matter set forth in the Notice of Annual Meeting.

          Each Common Share is entitled to one vote on each matter that may be brought before the Annual Meeting. The election of the director will be determined by a plurality vote and the nominee receiving the highest number of “for” votes will be elected. Approval of any other proposal, including approval of the amendment of the Employee Stock Purchase Plan and ratification of the appointment of the independent auditor for fiscal year 2011, will require the affirmative vote of a majority of the shares entitled to vote and present in person or represented by proxy at the Annual Meeting. Under our Bylaws and the Pennsylvania Business Corporation Law, an abstention or withholding of authority to vote will have the same legal effect as an “against” vote and will be counted in determining whether the proposal has received the required shareholder vote; however, a broker non-vote will have no effect on whether the proposal has received the required shareholder vote.

          If you are a beneficial owner whose shares are held of record by a broker, bank or other nominee, you must instruct the broker, bank or other nominee how to vote your shares. If you do not provide voting instructions, your shares will not be voted on any proposal on which the broker, bank or other nominee does not have discretionary authority to vote. This is called a “broker non-vote.” In these cases, the broker, bank or other nominee can register your shares as being present at the Annual Meeting for purposes of determining the presence of a quorum but will not be able to vote on those matters for which specific authorization is required. Your broker, bank or other nominee does not have discretionary authority to vote on the election of directors or the amendment to the Employee Stock Purchase Plan without instructions from you, in which case a broker non-vote will occur and your shares will not be voted on these matters. Your broker, bank or other nominee does have discretionary voting authority to vote your shares on the ratification of the independent auditor, even if the broker, bank or other nominee does not receive voting instructions from you. In either event, it is particularly important that you instruct your broker as to how you wish to vote your shares.

          The cost of this solicitation will be borne by the Corporation. In addition to solicitation by mail, proxies may be solicited in person or by telephone, telegraph or teletype by officers, directors or employees of the Corporation, without additional compensation. Upon request, the Corporation will pay the reasonable expenses incurred by record holders of the Corporation’s Common Shares who are brokers, dealers, banks or voting trustees, or their nominees, for mailing proxy materials to the beneficial owners of the shares they hold of record.

PROPOSAL 1

ELECTION OF DIRECTORS

          The Board of Directors currently consists of five members divided into three classes.

          The Board of Directors, based upon the recommendation of the Nominating and Corporate Governance Committee, has nominated Robert N. Masucci for election as director at the Annual Meeting to serve until the 2014 annual meeting of shareholders and until his successor has been duly elected and qualified. The nominee is a current director of the Corporation and previously has been elected as a director by the Corporation’s shareholders. Mr. Masucci has indicated his willingness to continue serving as a director. The Board of Directors knows of no reason why the nominee would be unable to serve as director. If the nominee for any reason is unable to serve, then the proxies will be voted for the election of such substitute nominee as the Board of Directors may designate, unless the Board of Directors reduces the number of directors on the Board.

          The Board of Directors recommends that the shareholders vote “for” the election of Mr. Masucci as a director for the ensuing term.

          The Board of Directors seeks to ensure that it is composed of members of high character and integrity and whose particular experience, qualifications, attributes and skills, when taken together, will allow the Board of Directors to satisfy its oversight responsibilities effectively. As discussed below under “—Director Nomination Process,” the slate of directors are nominated by the Board of Directors upon recommendation by the Nominating and Corporate Governance Committee for election at the annual stockholders’ meeting each year. In considering whether to recommend a director candidate, the Nominating and Corporate Governance Committee evaluates each individual in the context of the Board as a whole taking into account relevant factors including, among other things:

•	whether the director candidate has significant leadership experience and outstanding achievement in such director candidate’s career field;

•	whether the director candidate has relevant expertise or experience and would be able to offer advice and guidance to management based on that expertise or experience;

•	whether the director candidate has the financial expertise or other professional, educational or business experience relevant to understanding to the Corporation’s business;

•	whether the director candidate has sufficient time available to devote to the Corporation;

•	whether the director candidate has the ability to make independent, analytical inquiries and challenge management;

•	whether the director candidate will be committed to represent and advance the long-term interests of the Corporation’s shareholders; and

•	whether the director candidate meets the independence requirements of Nasdaq.

          The Nominating and Corporate Governance Committee does not have a formal policy regarding director diversity. The Nominating and Corporate Governance Committee believes that the directors should encompass a range of experience, viewpoints, qualifications, attributes and skills in order to provide sound and prudent guidance on the Corporation’s operations. The Nominating and Corporate Governance Committee does not assign specific weights to particular criteria and no particular criteria is necessarily applicable to all prospective nominees.

          Included in the director nominee’s or current director’s biography are the particular experiences, qualifications, attributes or skills that led the Board to the conclusion that each director nominee or director should serve as a director of the Corporation. Each director brings a strong and unique background and set of skills to the Board, giving the Board as a whole competence and experience. We believe all of our directors have integrity and honesty and adhere to high ethical standards. They have each demonstrated business acumen and an ability to exercise sound judgment, as well as commitment of service to the Corporation and the Board.

          The following table sets forth certain information concerning the nominees and the persons whose terms as directors will continue after the Annual Meeting.

Name, Age(1) and Occupation	Director Since	Term Expires

Nominee for Election

Robert N. Masucci (73) became a director in February 2002. Mr. Masucci has served as the Chairman of the Board of Montgomery Capital Advisors, Inc., a consulting company, since 1990 and Chairman of the Board of Barclay Brand Ferdon, Inc., a distribution company, since 1996. Prior to 1990, Mr. Masucci was President and Chief Executive Officer of Drexel Industries, Inc., a forklift manufacturer. Mr. Masucci also served as a director of Agfeed Industries, Inc., a commercial hog producer and a premix feed company in China, during 2007.	2002	2011

As a former chief executive officer of a manufacturing company, Mr. Masucci provides IntriCon with guidance on business operations, strategic planning and accounting and financial matters. Mr. Masucci also has mergers and acquisitions experience.

Name, Age(1) and Occupation	Director Since	Term Expires

Continuing Directors

Mark S. Gorder (64) became a director in January 1996. Mr. Gorder has served as the President and Chief Executive Officer of the Corporation since April 2001; President and Chief Operating Officer of the Corporation from December 2000 to April 2001; and Vice President of the Corporation from 1996 to December 2000. Mr. Gorder has been President and Chief Executive Officer of IntriCon, Inc., a subsidiary of the Corporation, since 1983.	1996	2013

Mr. Gorder’s day to day leadership of the Corporation, as Chief Executive Officer, provides him with intimate knowledge of the Corporation’s operations and the markets in which the Corporation operates. Also, as co-founder of the Corporation’s subsidiary, IntriCon, Inc. (formerly RTI Technology, Inc.), he provides strategic guidance. The Board believes that Mr. Gorder provides unique insights into the Corporation’s challenges, opportunities and operations.

Michael J. McKenna (76) became a director in June 1998 and has served as Chairman of the Board of Directors of the Corporation since April 2001. In March 2001, Mr. McKenna retired as the Vice Chairman and a Director of Crown, Cork & Seal Company, Inc. (now Crown Holdings, Inc.), a manufacturing company. From 1995 to 1998, Mr. McKenna was the President and Chief Operating Officer and, prior to 1995, was the Executive Vice President and President of the North American Division of Crown, Cork & Seal Company, Inc.	1998	2013

As the retired Vice Chairman, director and former executive of Crown, Cork & Seal, Mr. McKenna brings a global business perspective from his leadership positions as well as operational and sales experience. In addition, as the director with the longest tenure among the independent directors, Mr. McKenna also has considerable knowledge about the operations and background of IntriCon.

Name, Age(1) and Occupation	Director Since	Term Expires

Nicholas A. Giordano (68) became a director in December 2000. Mr. Giordano has been a business consultant and investor since 1997. Mr. Giordano was Interim President of LaSalle University from July 1998 to June 1999. From 1981 to 1997, Mr. Giordano was President and Chief Executive Officer of the Philadelphia Stock Exchange. Mr. Giordano serves as a trustee of W.T. Trust and Kalmar Pooled Investment Trust, mutual funds, and as a director of Independence Blue Cross of Philadelphia, a health insurance company, and The RBB Fund, Inc., a mutual funds company. Mr. Giordano also served as a director of Commerce Bancorp, Inc. in 2007-2008.

	2000	2012

Mr. Giordano’s financial and investment background provides the Corporation with perspective and guidance on accounting and financial matters. His service as an outside director of other companies (including public companies) provides valuable insight on corporate governance and business matters. He is the Board’s audit committee financial expert.

Philip N. Seamon (63) became a director in September 2006. Currently, Mr. Seamon is President of Philip N. Seamon, Inc., a consulting firm specializing in operational and financial business restructuring services. Until his retirement in August 2006, Mr. Seamon was a senior managing director in the corporate finance practice of FTI Consulting, Inc., a provider of a wide range of business and financial advisory and consulting services. Previously, Mr. Seamon was a partner and the service line leader of PricewaterhouseCoopers’ Business Recovery Services practice in their Philadelphia office. FTI Consulting acquired this practice in September 2002. Prior to joining PricewaterhouseCoopers, Mr. Seamon held management and partnership positions in both commercial and investment banking organizations.

	2006	2012

Mr. Seamon provides IntriCon with expertise in financial and accounting matters as well as experience in mergers and acquisitions and business restructuring.

(1) As of March 1, 2011.

          Messrs. Giordano and Masucci are first cousins.

Independence of the Board of Directors

          Under our corporate governance guidelines, the Board, with the assistance of legal counsel and the Nominating and Corporate Governance Committee, uses the current standards for “independence” established by the Nasdaq Stock Market, referred to in the remainder of this proxy statement as “Nasdaq,” to determine director independence. The Board of Directors has determined that the following directors, constituting a majority of the members of the Board, are independent as defined in the corporate governance rules of Nasdaq: Messrs. Giordano, Masucci, McKenna and Seamon.

          The independence standards of Nasdaq are composed of objective standards and subjective standards. Under the objective standards, a director will not be deemed independent if he directly or indirectly receives payments for services (other than as a director) in excess of certain thresholds or if certain described relationships exist. Under the subjective independence standard, a director will not be deemed independent if he has a material relationship with the Corporation that, in the view of the Board, would interfere with the exercise of independent judgment in carrying out the responsibilities of a director. Under the Nasdaq rules, an independent director must satisfy both the objective and the subjective standards.

          In evaluating the independence of Mr. McKenna, the Board considered that a partner of the law firm retained by the Corporation since 2002 is the son-in-law of Mr. McKenna. See “—Certain Relationships and Related Party Transactions.” The Board determined that Mr. McKenna was independent under the objective Nasdaq standards because: (i) no payments were made to Mr. McKenna or his son-in-law directly in exchange for the services provided to the Corporation by the law firm and (ii) the amounts paid to the law firm did not exceed the thresholds contained in the Nasdaq standards. The Board also determined that Mr. McKenna was independent under the subjective Nasdaq standard for the reasons discussed above and because Mr. McKenna’s son-in-law was not personally involved in the law firm’s legal representation of the Corporation.

Board Leadership Structure and Risk Oversight

          We separate the roles of Chief Executive Officer and Chairman of the Board in recognition of the differences between the two roles. The Chief Executive Officer is responsible for setting the strategic direction for the Corporation and the day to day leadership and performance of the Corporation, while the Chairman of the Board provides guidance and sets the agenda for Board meetings and presides over meetings of the full Board. The Board believes that this structure ensures a greater role for the independent directors in the oversight of the Corporation and active participation of the independent directors in setting agendas and establishing priorities and procedures that work for the Board. The Chairman of the Board also acts as a key liaison between the Board and management.

          The Board of Directors as a whole is responsible for consideration and oversight of risks facing the Corporation, and is responsible for ensuring that material risks are identified and managed appropriately. Certain risks are overseen by committees of the Board of Directors and these committees make reports to the full Board of Directors, including reports on noteworthy risk-management issues. Financial risks are overseen by the Audit Committee which meets with management to review the Corporation’s major financial risk exposure and the steps management has taken to monitor and control such exposures. Compensation risks are overseen by the Compensation Committee. Members of the Corporation’s senior management team regularly report to the full Board about their areas of responsibility and a component of these reports is risk within the area of responsibility and the steps management has taken to monitor and control such exposures. Additional review or reporting on risks is conducted as needed or as requested by the Board or committee.

Communication with the Board

          Shareholders may communicate with the Board of Directors, including any individual director, by sending a letter to the Board of Directors, c/o Corporate Secretary, IntriCon Corporation, 1260 Red Fox Road, Arden Hills, Minnesota 55112. The Corporate Secretary has the authority to disregard any inappropriate communications or to take other appropriate actions with respect to any such inappropriate communications. If deemed an appropriate communication, the Corporate Secretary will submit your correspondence to the Chairman of the Board or to any specific director to whom the correspondence is directed.

Meetings of the Board and Committees

          The Corporation’s Board of Directors held seven meetings in 2010. During 2010, all directors of the Corporation attended at least 75% of the total number of meetings of the Board of Directors of the Corporation and all committees of which they were members.

Attendance at Annual Meeting of Shareholders

          The Board of Directors has adopted a policy that all of the directors should attend the annual meeting of shareholders, absent exceptional cause. All five of the directors attended the 2010 annual meeting of shareholders.

Code of Ethics

          The Corporation has adopted a code of ethics that applies to its directors, officers and employees, including its chief executive officer, chief financial officer, controller and persons performing similar functions. Copies of the Corporation’s code of ethics are available without charge upon written request directed to Cari Sather, Director of Human Resources, IntriCon Corporation, 1260 Red Fox Road, Arden Hills, MN 55112. A copy of the code of ethics is also available on the Corporation’s website: www.intricon.com. The Corporation intends to satisfy the disclosure requirement under Item 5.05 of SEC Form 8-K regarding any future amendments to a provision of its code of ethics by posting such information on the Corporation’s website: www.intricon.com.

Director Compensation for 2010

          The following table sets forth information concerning the compensation earned during the year ended December 31, 2010 by each of our directors that was not also an employee.

Name	Fees Earned or Paid in Cash ($)		Stock Awards (1) ($)	Option Awards (2) ($)	All Other Compensation ($)	Total ($)
Nicholas A. Giordano	36,800		—	19,781	—	56,581
Robert N. Masucci	28,800		—	19,781	—	48,581
Michael J. McKenna	48,800	(3)	—	23,737	—	72,537
Philip N. Seamon	28,800		—	19,781	—	48,581

(1)

We have not granted any stock awards to our directors. Under the Non-Employee Director and Executive Officer Stock Purchase Program, directors may purchase Common Shares directly from the Corporation at the last reported sale price on the date that the election to purchase is made.

(2)

The amounts included in the “Option Awards” column represent the aggregate grant date fair value of stock awards granted during 2010 computed in accordance with Financial Accounting Standards Board’s Accounting Standards Codification Topic 718 (“FASB Codification Topic 718”). For a discussion of valuation assumptions, see Note 12 to our consolidated financial statements included in our annual report on Form 10-K for the fiscal year ended December 31, 2010. The amounts shown include the impact of option forfeitures during 2010. A total of 39,328 options were forfeited under all plans during 2010. As of December 31, 2010, the number of stock option awards held by our non-employee directors was: Mr. Giordano – 90,000; Mr. Masucci – 95,000; Mr. McKenna – 103,500; and Mr. Seamon – 45,000.

(3)

Pursuant to the Non-Employee Directors Stock Fee Election Program, Mr. McKenna elected to have a total of $9,789 of his director fees paid in Common Shares and received 2,420 Common Shares. See “Non-Employee Directors Stock Fee Election Program.”

          Effective April 1, 2009, the non-employee directors elected to temporarily reduce their quarterly retainer installments and meeting fees by 20% and, at the same time, the Corporation effected a reduction in the salaries of officers and employees in an effort to reduce costs during the economic slowdown. There has been no defined timeline for restoring the salaries of executives or directors’ quarterly retainer installments and meeting fees. Salaries of our employees were partially restored during 2010 and were fully restored during the first quarter of 2011.

          After giving effect to the 20% reduction, for 2010, the Chairman of the Board was entitled to receive an annual retainer of $39,200, the Chairman of the Audit Committee was entitled to receive an annual retainer of $27,200 and each other non-employee member of the Board was entitled to receive an annual retainer of $19,200. The annual retainers are paid on a quarterly basis. In addition, each non-employee member of the Board was entitled to receive $800 for each Board meeting attended in person and $400 for each telephonic meeting of the Board attended, and $800 for each committee meeting attended in person and $400 for each telephonic meeting of the committee attended of which such non-employee member of the Board is a member; however, no fee was payable for telephonic board and committee meetings that last less than 30 minutes.

          Directors are eligible to receive awards under the 2006 Equity Incentive Plan. The Compensation Committee has approved the automatic grant of options to non-employee directors who are re-elected or continue as a non-employee director at each annual meeting of shareholders as follows: chairman of the board - options to purchase 12,000 Common Shares and each other non-employee director - options to purchase 10,000 Common Shares. Accordingly, following the 2010 annual meeting, Mr. McKenna, in his capacity as chairman of the board, was granted an option to purchase 12,000 Common Shares, while each of Messrs. Giordano, Masucci, and Seamon was granted an option to purchase 10,000 Common Shares, in each case at an exercise price of $4.00 per share, the fair market value on the date of the grant. Assuming that they are re-elected or continue as a director, as the case may be, at the 2011 annual meeting, the chairman of the board will receive an option to purchase 12,000 Common Shares, and each of the other non-employee directors will receive an option to purchase 10,000 Common Shares, in each case at an exercise price equal to the fair market value of the Common Shares on the date of the 2011 annual meeting. All director options vest in three equal, annual installments beginning one year after the date of grant, except that the options will become immediately exercisable upon a “change in control” as defined in the 2006 Equity Incentive Plan or the death or disability of the recipient, and expire ten years after the date of grant, unless terminated earlier by the terms of the option.

Non-Employee Directors Stock Fee Election Program

          In December 2006, the Board of Directors approved the Non-Employee Directors Stock Fee Election Program, referred to as the “Program,” as an award under the 2006 Equity Incentive Plan. The Program gives each non-employee director the right under the 2006 Equity Incentive Plan to elect to have some or all of his quarterly director fees paid in Common Shares rather than cash. The minimum amount that can be the subject of such election by a director is 25% of his quarterly director fees. The shares to be issued will be valued based on the last reported sale price of the Common Shares as reported on Nasdaq on the first business day of each calendar quarter when quarterly director fees are paid. The number of shares that will be issued for any such quarterly director fees with respect to which an election is in effect will be equal to the amount of the election divided by the applicable last sale price. No fractional shares will be issued and a director will receive cash in lieu of any fractional shares. That portion of the quarterly director fees for which no election is in effect will continue to be paid in cash. The shares so purchased will be deemed fully vested as of the quarterly payment date. In 2010, Mr. McKenna elected to have a total of $9,789 of his director fees paid in Common Shares and received 2,420 Common Shares.

Non-Employee Director and Executive Officer Stock Purchase Program

          In July 2008, the Compensation Committee approved the Non-Employee Director and Executive Officer Stock Purchase Program, referred to as the “Purchase Program,” as an award under the 2006 Equity Incentive Plan. The purpose of the Purchase Program is to permit the Corporation’s non-employee directors and executive officers to purchase Common Shares directly from the Corporation. Pursuant to the Purchase Program, participants may elect to purchase Common Shares not exceeding an aggregate of $100,000 during any fiscal year. Participants may make such election one time during each ten business day period following the public release of the Corporation’s earnings announcement, referred to as a “Window Period,” and only if such participant is not in possession of material, non-public information concerning the Corporation and subject to the discretion of the Board to prohibit any transactions in Common Shares by directors and executive officers during a Window Period. The purchase price of the Common Shares to be issued pursuant to the Program will be equal to the last reported sale price of the Common Shares as reported on the Nasdaq Global Market on the business day on which the election is made. Elections by participants may not be modified or revoked. No shares were purchased under the Purchase Program in 2010.

Director Share Ownership Requirements

          In April 2006, the Nominating and Corporate Governance Committee adopted a policy that all directors must purchase and own Common Shares with a purchase price equal to at least one-year’s annual director fees. All directors are in compliance with this policy.

Committees of the Board

          The Board of Directors of the Corporation has established an Audit Committee, a Compensation Committee and a Nominating and Corporate Governance Committee.

          Audit Committee. The Board of Directors of the Corporation has appointed a standing Audit Committee consisting of Messrs. Giordano (Chairman), Masucci, McKenna and Seamon. The Board of Directors has determined that each member of the Audit Committee is independent, as defined in applicable Nasdaq corporate governance rules and SEC regulations. In addition, the Board of Directors has determined that Mr. Giordano qualifies as an audit committee financial expert, as defined in applicable SEC rules. The Audit Committee held nine meetings in 2010.

          The Audit Committee is governed by a written charter approved by the Board of Directors, a copy of which is available on our website at www.intricon.com. The principal duties of the Audit Committee are to monitor the integrity of the financial statements of the Corporation, the compliance by the Corporation with legal and regulatory requirements and the independence and performance of the Corporation’s independent auditors. The Audit Committee also approves all related party transactions and establishes procedures for (i) the receipt, retention and treatment of complaints received by the Corporation regarding accounting, internal accounting controls or auditing matters, and (ii) the confidential, anonymous submissions by the Corporation’s employees of concerns regarding questionable accounting or auditing matters. In addition, the Committee selects the firm to be engaged as the Corporation’s independent public accountants, and approves the engagement of the independent public accountants for all non-audit activities permitted under the Sarbanes-Oxley Act of 2002. The report of the Audit Committee appears on page 35.

          Compensation Committee. The Board of Directors of the Corporation has appointed a standing Compensation Committee currently consisting of Messrs. McKenna (Chairman), Giordano, Seamon, and Masucci. The Board of Directors has determined that each member of the Compensation Committee is independent, as defined in applicable Nasdaq corporate governance rules. The Compensation Committee reviews and makes recommendations to the Board of Directors concerning officer compensation and officer and employee bonus programs and administers the Corporation’s 2006 Equity Incentive Plan, 2001 Stock Option Plan, Amended and Restated 1994 Stock Option Plan, Non-Employee Directors Stock Option Plan and Employee Stock Purchase Plan. The Compensation Committee met three times in 2010.

          The Compensation Committee is governed by a written charter approved by the Board of Directors, a copy of which is available on our website at www.intricon.com. The principal duties of the Compensation Committee are to formulate, evaluate and approve the compensation of the Corporation’s executive officers, oversee all compensation programs involving the issuance of the Corporation’s stock and other equity securities of the Corporation, and, if required, review and discuss with the Corporation’s management the Compensation Discussion and Analysis and preparing the Committee’s report thereon for inclusion in the Corporation’s annual proxy statement in accordance with applicable rules and regulations.

          A discussion of the Compensation Committee’s processes and procedures for the consideration and determination of executive compensation is included in “—Compensation Discussion and Analysis.”

          Nominating and Corporate Governance Committee. The Board of Directors of the Corporation has appointed a standing Nominating and Corporate Governance Committee currently consisting of Messrs. McKenna (Chairman), Giordano, Masucci and Seamon. The Board of Directors has determined that each member of the Nominating and Corporate Governance Committee is independent, as defined in applicable Nasdaq corporate governance rules. The Nominating and Corporate Governance Committee met two times in 2010.

          The Nominating and Corporate Governance Committee is governed by a written charter approved by the Board of Directors, a copy of which is available on our website at www.intricon.com. The principal duties of the Nominating and Corporate Governance Committee are to identify individuals qualified to become members of the Board consistent with the criteria approved by the Committee, consider nominees made by shareholders in accordance with the Corporation’s bylaws, select, or recommend to the Board, the director nominees for each annual shareholders meeting, recommend to the Board directors to be appointed to each Committee of the Board, recommend to the Board whether to increase or decrease the size of the Board, develop and recommend to the Board corporate governance principles and oversee the evaluations of the Board and senior management.

Director Nomination Process

          Consideration of Director Candidates Recommended by Shareholders. The Nominating and Corporate Governance Committee will consider properly submitted shareholder recommendations for director candidates. A shareholder who wishes to recommend a prospective director nominee should send a signed and dated letter to the Chairman of the Nominating and Corporate Governance Committee, c/o Corporate Secretary, IntriCon Corporation, 1260 Red Fox Road, Arden Hills, Minnesota 55112 with the following information:

•	the name and address of the shareholder making the recommendation and of each recommended nominee;

•

a representation that the shareholder is a holder of record, and/or a beneficial owner, of voting stock of the Corporation entitled to vote at the meeting and intends to appear in person or by proxy at the meeting to vote for the person(s) recommended if nominated;

•

a description of all arrangements and understandings between the shareholder and each recommended nominee and any other person(s), naming such person(s), pursuant to which the recommendation was submitted by the shareholder;

•

such other information regarding each recommended nominee as would be required to be included in a proxy statement filed pursuant to the proxy rules of the SEC had the nominee been nominated by the Nominating and Corporate Governance Committee, including the principal occupation of each recommended nominee; and

•	the consent of each recommended nominee to serve as a director if so nominated and elected.

          The deadline for submitting the letter recommending a prospective director nominee for the 2012 annual meeting of shareholders is November 28, 2011. All late or non-conforming recommendations will be rejected.

          In addition, under the Corporation’s bylaws, shareholders are permitted to nominate directors to be elected at a meeting of shareholders by providing notice and the other required information specified in the bylaws. Although shareholders may nominate directors, such nominees will not appear in the Corporation’s proxy statement or in the proxy solicited by the Board of Directors. The Corporation’s amended and restated bylaws are available, at no cost, at the SEC’s website, www.sec.gov, as Exhibit 3.1 to the Corporation’s Current Report on Form 8-K filed October 12, 2007 or upon the shareholder’s written request directed to the Corporate Secretary at the address given above.

          Director Qualifications. The Nominating and Corporate Governance Committee has the sole authority to select, or to recommend to the Board of Directors, the Board of Director nominees to be considered for election as a director. The Nominating and Corporate Governance Committee does not have any specific minimum qualifications that must be met by a nominee other than nominees for director must be at least 21 years old. Nominees for director will be selected on the basis of outstanding achievement in their careers; broad experience; education; independence under applicable Nasdaq and SEC rules; financial expertise; integrity; financial integrity; ability to make independent, analytical inquiries; understanding of the business environment; and willingness to devote adequate time to Board and committee duties. The proposed nominee should have sufficient time to devote their energy and attention to the diligent performance of the director’s duties, including attendance at Board and committee meetings and review of the Corporation’s financial statements and reports, SEC filings and other materials. Finally, the proposed nominee should be free of conflicts of interest that could prevent such nominee from acting in the best interest of shareholders.

          Additional special criteria apply to directors being considered to serve on a particular committee of the Board. For example, members of the Audit Committee must meet additional standards of independence and have the ability to read and understand the Corporation’s financial statements.

          Identifying and Evaluating Nominees for Director. The Nominating and Corporate Governance Committee assesses the appropriate size of the Board in accordance with the limits fixed by the Corporation’s charter and bylaws, whether any vacancies on the Board are expected and what incumbent directors will stand for re-election at the next meeting of shareholders. If vacancies are anticipated, or otherwise arise, the Nominating and Corporate Governance Committee considers candidates for director suggested by members of the Nominating and Corporate Governance Committee and other Board members as well as management, shareholders and other parties. The Nominating and Corporate Governance Committee also has the sole authority to retain a search firm to identify and evaluate director candidates. Except for incumbent directors standing for re-election as described below, there are no differences in the manner in which the Nominating and Corporate Governance Committee evaluates nominees for director, based on whether the nominee is recommended by a shareholder or any other party.

          In the case of an incumbent director whose term of office expires, the Nominating and Corporate Governance Committee reviews such director’s service to the Corporation during the past term, including, but not limited to, the number of Board and committee meetings attended, as applicable, quality of participation and whether the candidate continues to meet the general qualifications for a director outlined above, including the director’s independence, as well as any special qualifications required for membership on any committees on which such director serves. When a member of the Nominating and Corporate Governance Committee is an incumbent director eligible to stand for re-election, such director will not participate in that portion of the Nominating and Corporate Governance Committee meeting at which such director’s potential nomination for election as a director is discussed by the Nominating and Corporate Governance Committee.

          In the case of a new director candidate, the Nominating and Corporate Governance Committee will evaluate whether the nominee is independent, as independence is defined under applicable Nasdaq corporate governance rules, and whether the nominee meets the qualifications for director outlined above as well as any special qualifications applicable to membership on any committee on which the nominee may be appointed to serve if elected. In connection with such evaluation, the Nominating and Corporate Governance Committee determines whether the committee should interview the nominee, and if warranted, one or more members of the Nominating and Corporate Governance Committee interviews the nominee in person or by telephone.

          Upon completing the evaluation, and the interview in case of a new candidate, the Nominating and Corporate Governance Committee makes a decision as to whether to nominate the director candidate for election at the shareholders meeting.

SHARE OWNERSHIP OF CERTAIN BENEFICIAL
OWNERS, DIRECTORS AND CERTAIN OFFICERS

          The following table sets forth certain information as of March 11, 2011, concerning beneficial ownership of the Common Shares by (i) persons or groups of persons shown by SEC records to own beneficially more than 5% of the Common Shares, (ii) directors and nominees, (iii) the executive officers named in the Summary Compensation Table included herein and (iv) all directors and executive officers as a group.

Name	Number of Shares Beneficially Owned(1)	Percent of Class
The Trust Company of New Jersey (2) 35 Journal Square Jersey City, NJ 07306	463,700	8.3%

Amivest Capital Management.(3) 275 Broadhollow Road Melville, NY 11747	448,700	8.1%

Estate of Siggi B. Wilzig (4) c/o Herrick, Feinstein LLP 2 Penn Plaza Newark, NJ 07105	336,575	6.1%

Dimensional Fund Advisors LP(5) Palisades West, Building One 6300 Bee Cave Road Austin, Texas, 78746	291,199	5.2%

Mark S. Gorder Director, President and Chief Executive Officer(6)	536,183	9.4%

Michael J. McKenna Chairman of the Board of Directors (7)	170,297	3.0%

Robert N. Masucci Director (8)	163,200	2.9%

Nicholas A. Giordano Director (9)	111,389	2.0%

Philip N. Seamon Director (10)	45,000	*

Christopher D. Conger Vice President, Engineering (11)	71,562	1.3%

Dennis L. Gonsior Vice President, Global Operations (12)	72,094	1.3%

Michael P. Geraci Vice President, Sales (13)	67,158	1.2%

Scott Longval Chief Financial Officer, Secretary, and Treasurer (14)	62,236	1.1%

Greg Gruenhagen Vice President, Quality and Regulatory Affairs (15)	28,458	*

All Directors and Executive Officers as a Group (10 persons) (16)	1,327,577	21.2%

* Less than 1%.

(1)

Unless otherwise indicated, each person has sole voting and investment power with respect to all such shares. The securities “beneficially owned” by a person are determined in accordance with the definition of “beneficial ownership” set forth in the regulations of the Securities and Exchange Commission. The information does not necessarily indicate beneficial ownership for any other purpose. The same Common Shares may be beneficially owned by more than one person. Beneficial ownership, as set forth in the regulations of the Securities and Exchange Commission, includes securities as to which the person has or shares voting or investment power. Common Shares issuable upon the exercise or conversion of securities currently exercisable or convertible or exercisable or convertible within 60 days of March 11, 2011 are deemed outstanding for computing the share ownership and percentage ownership of the person holding such securities, but are not deemed outstanding for computing the percentage of any other person. Beneficial ownership may be disclaimed as to certain of the securities.

(2)	Based upon a Schedule 13G/A filed with the SEC on February 9, 2004.

(3)	Based upon a Schedule 13G/A filed with the SEC on January 22, 2007. According to the Schedule 13G, Amivest Capital Management is an investment adviser and has sole power to vote the shares reported.

(4)	Based upon a Schedule 13D filed with the SEC on October 2, 2003.

(5)

Based upon a Schedule 13G/A filed with the SEC on February 11, 2011. According to the Schedule 13G/A, Dimensional Fund Advisors LP (“Dimensional”), is an investment advisor that furnishes investment advice to four investment companies, and serves as investment manager to certain other commingled group trusts and separate accounts. These investment companies, trusts and accounts are the “Dimensional Funds.” In its role as investment advisor, sub-advisor or manager, Dimensional possesses investment and/or voting power over the Common Shares that are owned by the Dimensional Funds, and may be deemed to be the beneficial owner of the Common Shares held by the Dimensional Funds. The Schedule 13G/A states that to Dimensional’s knowledge, no one Dimensional Fund beneficially owns five percent or more of the Common Shares. Dimensional disclaims beneficial ownership of all of the Common Shares.

(6)

Includes 128,333 shares which Mr. Gorder has the right to acquire within 60 days of March 11, 2011 through the exercise of stock options. Also includes 5,000 Common Shares owned by his spouse and 14,000 Common Shares owned by his daughters. Pursuant to the Consumer Pledge Agreement (“Consumer Pledge Agreement”) between Mr. Gorder and U.S. Bank National Association, as lender (the “Lender”), Mr. Gorder pledged 146,000 Common Shares as security for a loan Lender made to Mr. Gorder. The loan matures on December 3, 2012. Prior to default, the Consumer Pledge Agreement does not grant to the Lender the power to vote or to direct the vote of the pledged Common Shares or the power to dispose or direct the disposition of the pledged securities. Mr. Gorder’s business address is 1260 Red Fox Road, Arden Hills, MN 55112.

(7)	Includes 91,500 shares which Mr. McKenna has the right to acquire within 60 days of March 11, 2011 through the exercise of stock options.

(8)	Includes 85,000 shares which Mr. Masucci has the right to acquire within 60 days of March 11, 2011 through the exercise of stock options.

(9)	Includes 80,000 shares which Mr. Giordano has the right to acquire within 60 days of March 11, 2011 through the exercise of stock options.

(10)	Includes 35,000 shares which Mr. Seamon has the right to acquire within 60 days of March 11, 2011 through the exercise of stock options.

(11)

Includes 69,167 shares which Mr. Conger has the right to acquire within 60 days of March 11, 2011 through the exercise of stock options. Also includes 1,400 shares held by his wife through a retirement account.

(12)	Includes 61,667 shares which Mr. Gonsior has the right to acquire within 60 days of March 11, 2011 through the exercise of stock options.

(13)	Includes 61,667 shares which Mr. Geraci has the right to acquire within 60 days of March 11, 2011 through the exercise of stock options.

(14)	Includes 51,667 shares which Mr. Longval has the right to acquire within 60 days of March 11, 2011 through the exercise of stock options.

(15)	Includes 27,167 shares which Mr. Gruenhagen has the right to acquire within 60 days of March 11, 2011 through the exercise of stock options.

(16)	Includes 691,168 shares which directors and executive offices have the right to acquire within 60 days of March 11, 2011 through the exercise of stock options.

EXECUTIVE COMPENSATION

Compensation Discussion and Analysis

Background

          The Compensation Committee of our Board of Directors administers our compensation program for executive officers. The objectives of our compensation program are to attract and retain talented and dedicated executive officers and to align a significant portion of their compensation with our business objectives and performance.

Elements of Executive Compensation

          Our compensation program for executive officers consists of the following elements:

          Base Salary. Base salary is designed to reward the performance of our executive officers in their daily fulfillment of their responsibilities to us. The Compensation Committee determines the base salary of each of our executive officers by evaluating their scope of responsibilities and experience, years of service with us, our performance and the performance of each of the executive officers during the past year, the executive’s future potential and competitive salary practices. We believe that our base salaries are competitive with other companies of our size.

          Effective April 1, 2009, in an effort to reduce costs during the economic slowdown, we temporarily effected reductions in the salaries of our officers and employees. Mr. Gorder’s salary was reduced by 20%, the salaries of each of our other executive officers were reduced by 15% and the salaries of our employees were reduced by 5-10%. There has been no defined timeline for restoring the salaries of executives or directors’ quarterly retainer installments and meeting fees. Salaries of our employees were partially restored during 2010 and were fully restored during the first quarter of 2011.

          Annual Cash Incentive Compensation. The Compensation Committee’s philosophy is that a significant portion of the total potential compensation of our executive officers should depend upon the degree of our financial and strategic success in a particular year. In February 2010, the Compensation Committee adopted the Annual Incentive Plan for Executives and Key Employees for Fiscal Year 2010 (the “2010 Incentive Plan”). Under the 2010 Incentive Plan, executive officers and selected key employees of IntriCon would have been eligible to receive incentive compensation if (i) IntriCon exceeded certain net income targets for 2010 and (ii) designated strategic objectives were achieved. If IntriCon achieved between 80% and 150% of targeted net income for 2010 and achieved all strategic objectives, Mr. Gorder would have been eligible to receive incentive compensation ranging from 25% to 75%, respectively, of his 2010 salary and each of the other Named Officers would have been eligible to receive incentive compensation ranging from 20% to 60%, respectively, of their 2010 salary. In February 2011, the Compensation Committee determined that net income targets and strategic objectives were not met under the 2010 Incentive Plan and, therefore, no incentive compensation was paid to executive officers.

          The Compensation Committee did not adopt an incentive plan for 2011, but retains the right to award bonuses in its discretion.

          Long-Term Incentive Compensation in the Form of Stock Awards. In 2006, our Board of Directors and shareholders approved the 2006 Equity Incentive Plan. The 2006 Equity Incentive Plan is designed to:

•	promote the long-term retention of our employees, directors and other persons who are in a position to make significant contributions to our success;

•	further reward these employees, directors and other persons for their contributions to our growth and expansion;

•	provide additional incentive to these employees, directors and other persons to continue to make similar contributions in the future; and

•	further align the interests of these employees, directors and other persons with those of our shareholders.

          To achieve these purposes, the 2006 Equity Incentive Plan permits the Compensation Committee to make awards of stock options, stock appreciation rights, restricted stock or unrestricted stock, deferred stock, restricted stock units or performance awards for our Common Shares. For more information concerning the 2006 Equity Incentive Plan, see “—2006 Equity Incentive Plan.”

          Stock options are granted at the fair market value of our Common Shares on the date of grant. Stock options are granted based on various factors, including the executive’s ability to contribute to our long-term growth and profitability.

          Employee Stock Purchase Plan. All of our fulltime employees, including our executive officers (other than Mr. Gorder), are entitled to participate in our Employee Stock Purchase Plan. Under this Plan, employees may purchase our Common Shares at a discount of up to 10% through payroll deductions. For more information concerning the Employee Stock Purchase Plan, see “Proposal 2. Amendment of Employee Stock Purchase Plan.”

          Non-Employee Director and Executive Officer Stock Purchase Program. Under the Non-Employee Director and Executive Officer Stock Purchase Program, executive officers may purchase Common Shares directly from the Corporation at the last reported sale price on the date that the election to purchase is made. During 2010, the executive officers did not purchase any Common Shares from the Corporation under this program.

          Other Benefits. All of our fulltime employees, including our executive officers, are entitled to participate in our health insurance, life insurance and 401(k) plans. We also maintain a disability insurance policy on behalf of certain of the members of our senior management, including Messrs. Gorder, Geraci, Longval, Conger, Gruenhagen and Gonsior, that is in addition to the disability benefits that we maintain for our salaried employees.

          Additional Benefits Payable to the Chief Executive Officer. Mr. Gorder, our Chief Executive Officer, receives additional benefits under our employment agreement with him. Under this agreement, we maintain disability insurance for Mr. Gorder’s benefit. Additionally, under the employment agreement, we are required to reimburse Mr. Gorder for his country club membership fees. We are also required to provide Mr. Gorder with an automobile for use in connection with the performance of his duties under the employment agreement and reimburse him for all expenses reasonably incurred by him for the maintenance and operation, including fuel, of the automobile.

Processes and Procedures for the Determination of Executive Officer and Director Compensation

          Scope of Authority of the Compensation Committee. The scope of the Compensation Committee’s authority and responsibilities is set forth in its charter, a copy of which is available on our website at www.intricon.com. The Compensation Committee’s authority includes the authority to:

•

determine the following with respect to our executive officers: (i) the annual base salary level, (ii) the annual incentive opportunity level, (iii) the long-term incentive opportunity level, (iv) employment agreements, severance agreements, change in control agreements/provisions and other compensatory arrangements, in each case as, when and if appropriate, and (v) any special or supplemental benefits, in each case subject to the terms of any existing applicable employment agreement terms; and

•

determine the compensation payable to directors and members of committees of the board, including the Chairman of the Board and the Chairman of each committee, other than directors who are our salaried employees.

          Delegation of Authority. As provided under the Compensation Committee’s charter, the Compensation Committee may delegate its authority to special subcommittees of the Compensation Committee as the Compensation Committee deems appropriate, consistent with applicable law and Nasdaq listing standards. Additionally, the 2006 Equity Incentive Plan permits the Compensation Committee, subject to criteria, limitations and instructions as the Compensation Committee determines, to delegate to an appropriate officer of the Corporation the authority to determine the individual participants under that Plan and amount and nature of the award to be issued to such participants; provided, that no awards may be made pursuant to such delegation to a participant who is subject to Section 16(b) of the Securities Exchange Act of 1934, as amended. To date, the Compensation Committee has not delegated its responsibilities other than delegating to the Chief Executive Officer and Chief Financial Officer the authority to grant a limited number of stock options under the 2006 Equity Incentive Plan to non-executive employees.

          Role of Management in Determining or Recommending Executive Compensation. Traditionally, the Compensation Committee reviews our executive compensation program in December and/or February of each year, although decisions in connection with new hires and promotions are made on an as-needed basis. Mr. Gorder, our President and Chief Executive Officer, makes recommendations concerning the amount of compensation to be awarded to our executive officers, including himself, but does not participate in the Compensation Committee’s deliberations or decisions. The Compensation Committee reviews the recommendations together with a “tally sheet” showing all items of executive compensation. After a presentation by Mr. Gorder, the Committee meets in executive session to discuss and consider the recommendations and makes a final determination.

          Role of Compensation Consultants in Determining or Recommending Executive Compensation. Under its charter, the Compensation Committee has authority to retain, at the Corporation’s expense, such counsel, consultants, experts and other professionals as it deems necessary.

Determination of Executive Compensation

          Base Salary. Typically, the Compensation Committee reviews and adjusts base salaries on an annual basis. Effective April 1, 2009, in an effort to reduce costs during the economic slowdown, the Corporation temporarily effected reductions in the salaries of officers and employees. Mr. Gorder’s salary was reduced by 20%, the salaries of each of our other executive officers were reduced by 15% and the salaries of our employees were reduced by 5-10%. There has been no defined timeline for restoring the salaries of executives or directors’ quarterly retainer installments and meeting fees. Salaries of our employees were partially restored during 2010 and were fully restored during the first quarter of 2011.

          In February 2011, the Compensation Committee determined that, due to the continuing economic climate, the base salaries of the executive officers would not be increased for 2011, other than in connection with the possible elimination of the salary reductions described above.

          Annual Cash Incentive Compensation. In February 2011, the Compensation Committee determined that because the targets under the 2010 Incentive Plan had not been met, no incentive compensation would be awarded for 2010.

          Long-Term Incentive Compensation in the Form of Stock Option Awards. The Compensation Committee generally makes awards on an annual basis but also makes awards in connection with new hires and promotions.

          In February 2010, the Compensation Committee awarded stock options to the Corporation’s executive officers under the 2006 Equity Incentive Plan to purchase Common Shares at an exercise price of $3.16 per share, the fair market value of the Common Shares on the date of grant. The stock options were subsequently cancelled in February 2011 because performance targets related to the exercisability of such stock options were not met in 2010. The Compensation Committee made no awards of stock options to the Corporation’s executive officers in 2011 as of March 11, 2011.

          For information concerning stock options granted to our executive officers through December 31, 2010, see “—Outstanding Equity Awards at Fiscal Year End.”

Employment Agreements and Change in Control Arrangements

          We have entered into employment agreements with Mark S. Gorder, our President and Chief Executive Officer, and the executive officers named in our Summary Compensation Table.

          The employment agreement with Mr. Gorder was based on his prior employment agreement and incorporated the provisions of the change in control agreement that was then in effect. The employment agreements with the other executive officers also contain a similar change in control provision. Among other things, each employment agreement provides for a fixed employment term, subject to annual renewals, the executive’s base salary and the executive’s right to participate in our bonus plans, equity plans and other employee benefits. In addition, in the event that (i) there occurs a “change in control” (as defined in the agreements) or sale of our assets accounting for 90% of more of our sales and (ii) the executive’s employment is involuntarily terminated within one year afterwards, the executive will be entitled to payment of his base salary for one year (two years for Mr. Gorder) in a lump sum and continuation of his medical benefits for a period of one year.

          The change in control provisions that we use contain a “double trigger” requirement, meaning that for an executive to receive a payment under the change of control provision, there must be both a change of control, as defined in the applicable agreement, and an involuntary termination of the executive’s employment. The double trigger requirement was chosen to prevent us from having to pay substantial payments in connection with a change in control where an executive had not suffered any adverse employment consequences. However, all stock options will vest and become immediately exercisable upon a change of control, regardless of whether the executive is involuntarily terminated.

          We believe that employment agreements and change in control protections are important to attract and retain talented executive officers and to protect our executive officers from a termination or significant change in responsibilities arising after a change in control. For more information, see “— Employment Agreements” and “—Potential Payments Upon Termination of Employment or Change in Control.”

Accounting and Tax Considerations

          Under our prior stock options plans, the Compensation Committee was limited to issuing stock options. The Compensation Committee considers making awards using the other types of awards permitted under the 2006 Equity Incentive Plan in light of FASB ASC Topic 718 - Stock Compensation. This accounting standard requires us to record as compensation expense the grant date fair value of a stock option over the life of the option. The Compensation Committee considers the compensation expense of option and other equity grants when making future awards; however, given that, traditionally, the Compensation Committee has not made large grants of option awards to our executive officers and employees, we do not expect that the compensation expense associated with option grants will have a material adverse effect on our reported earnings.

          Generally, Section 162(m) of the Internal Revenue Code of 1986, referred to as the “Internal Revenue Code,” and the Internal Revenue Service, referred to as the “IRS,” regulations adopted under that section, which are referred to collectively as “Section 162(m),” deny a deduction to any publicly held corporation, such as the Corporation, for certain compensation exceeding $1,000,000 paid during each calendar year to each of the chief executive officer and the four other highest paid executive officers, excluding, among other things, certain qualified performance-based compensation. Our policy is to maximize the tax deductibility of compensation paid to our most highly compensated executives under Section 162(m). For example, our 2006 Equity Incentive Plan is intended to satisfy certain of the requirements for an exemption for “qualified performance-based compensation” under Section 162(m). We do not believe that Section 162(m) will have a material adverse effect on us in 2011.

Summary Compensation Table

          The following table summarizes compensation earned during 2010, 2009 and 2008 by our chief executive officer, chief financial officer and each of our executive officers in our continuing operations. We refer to these individuals throughout this proxy statement as the “Named Officers.”

Name and Principal Position	Year	Salary ($)	Stock Awards (1) ($)	Option Awards (2) ($)	Non-Equity Incentive Plan Compensation (3) ($)	All Other Compensation (4) ($)	Total ($)
Mark S. Gorder,	2010	280,000	—	23,315	—	17,093	320,408
President and Chief Executive	2009	297,500	—	—	—	16,734	314,234
Officer (principal executive officer)	2008	350,000	—	36,170	—	28,668	414,838

Scott Longval,	2010	140,250	—	15,544	—	941	156,735
Chief Financial Officer and	2009	146,438	—	—	—	1,757	148,195
Treasurer (principal financial officer)	2008	165,000	—	18,085	—	5,566	188,651

Christopher D. Conger,	2010	157,250	—	15,544	—	1,646	174,440
Vice President, Research and	2009	164,188	—	—	—	2,214	166,402
Development	2008	185,000	—	18,085	—	6,512	209,597

Michael P. Geraci,	2010	170,000	—	15,544	—	2,652	188,196
Vice President, Sales and	2009	177,500	—	—	—	2,697	180,197
Marketing	2008	200,000	—	18,085	—	7,374	225,459

Dennis L. Gonsior,	2010	157,250	—	15,544	—	2,009	174,803
Vice President, Global	2009	164,188	—	—	—	2,484	166,672
Operations	2008	185,000	—	18,085	—	6,816	209,901

Greg Gruenhagen,	2010	127,500	—	15,544	—	3,412	146,456
Vice President, Quality and	2009	115,625	—	—	—	2,097	117,722
Regulatory Affairs	2008	125,000	—	18,085	—	5,063	148,148

(1)

We did not grant any stock awards in 2010. Under the Non-Employee Director and Executive Officer Stock Purchase Program, executive officers may purchase Common Shares directly from the Corporation at the last reported sale price on the date that the election to purchase is made. During 2010, the Named Officers did not purchase any Common Shares from the Corporation under this program.

(2)

The amounts included in the “Option Awards” column represent the aggregate grant date fair value of option awards granted during the year indicated, computed in accordance with FASB Codification Topic 718. For a discussion of valuation assumptions, see Note 12 to our consolidated financial statements included in our annual report on Form 10-K for the fiscal year ended December 31, 2010. The amounts shown include the impact of option forfeitures during 2010. A total of 39,328 options were forfeited under all plans during 2010.

(3)	No incentive compensation was paid for 2008, 2009 or 2010.

(4)

Consists of our contributions to each eligible executive’s account under our 401(k) plan and payment of premiums for group term life insurance maintained for such executives and disability policies maintained for certain executives. In the case of Mr. Gorder, such amount also includes payment of country club membership dues and payment for his automobile lease and related expenses.

Employment Agreements

          We have entered into employment agreements with Mark S. Gorder, our President and Chief Executive Officer, and our executive officers.

          The employment agreements contain the following material terms:

•

a current employment term expiring on April 30, 2012, subject to automatic renewal for additional one year terms unless either party gives notice of non-renewal at least sixty (60) days prior to the end of the then current employment term; and

•	a base salary as determined by the Board of Directors or the Compensation Committee, but in no event less than their base salaries for 2007 in effect at the time of the agreement.

          For a discussion of the provisions relating to the termination of the employment of the executive officer under certain circumstances, see “—Potential Payments Upon Termination of Employment or Change in Control.”

Equity Plans

          The following descriptions summarize our equity plans pursuant to which eligible employees, including the Named Officers, and directors receive equity based awards. Our 2006 Equity Incentive Plan replaced our 2001 Stock Option Plan (described below) and the Amended and Restated Non-Employee Director Stock Option Plan, referred to collectively as the “Old Plans.” No additional grants may be made under the Old Plans. Outstanding grants under the Old Plans continue to be governed by their terms and the terms of the Old Plans.

          2006 Equity Incentive Plan

          At the 2006 annual meeting of shareholders of the Corporation, shareholders approved the 2006 Equity Incentive Plan. In April 2010, shareholders approved an amendment to the 2006 Equity Incentive Plan to, among other things, increase the Common Shares authorized for issuance under that plan by 250,000 shares.

          The 2006 Equity Incentive Plan permits grants of incentive stock options, options not intended to qualify as incentive stock options, stock appreciation rights, restricted and unrestricted stock awards, restricted stock units, deferred stock units, performance awards, supplemental cash awards and combinations of the foregoing.

          The 2006 Equity Incentive Plan is administered by the Compensation Committee of the Board of Directors. The Compensation Committee determines the type of awards to be granted under the 2006 Equity Incentive Plan; selects award recipients and determines the extent of their participation; determines the method or formula for establishing the fair market value of the Common Shares for various purposes under the 2006 Equity Incentive Plan; and establishes all other terms, conditions, restrictions and limitations applicable to awards and the Common Shares issued pursuant to awards, including, but not limited to, those relating to a participant’s retirement, death, disability, leave of absence or termination of employment. The Compensation Committee may accelerate or defer the vesting or payment of awards, cancel or modify outstanding awards, waive any conditions or restrictions imposed with respect to awards or the Common Shares issued pursuant to awards and make any and all other interpretations and determinations which it deems necessary with respect to the administration of the 2006 Equity Incentive Plan, other than a reduction of the exercise price of an option after the grant date and subject to the provisions of Section 162(m) of the Internal Revenue Code with respect to “covered employees,” as defined in Section 162(m) of the Internal Revenue Code, except that the Committee may not, without the consent of the holder of an award or unless specifically authorized by the terms of the plan or an award, take any action with respect to such award if such action would adversely affect the rights of such holder.

          The maximum total number of shares for which awards may be granted under the 2006 Equity Incentive Plan, as amended, is 948,500 Common Shares, subject to appropriate adjustment in a manner determined by the Board of Directors to reflect changes in the Corporation’s capitalization; however, such authorized share reserve will be increased from time to time by a number of shares equal to the number of Common Shares that are issuable pursuant to option grants outstanding under the Old Plans as of April 26, 2006 that, but for the termination and/or suspension of the Old Plans, would otherwise have reverted to the share reserve of the Old Plans pursuant to the terms thereof as a result of the expiration, termination, cancellation or forfeiture of such options.

          As of March 11, 2011:

•	options to purchase 658,550 Common Shares were outstanding under the 2006 Equity Incentive Plan;

•	the total number of shares available for new awards under the 2006 Equity Incentive Plan was 352,731 Common Shares; and

•

options to purchase 382,200 Common Shares were outstanding under the Old Plans, which shares will become available for new awards under the 2006 Equity Incentive Plan in the event of the cancellation, expiration, forfeiture or repurchase of such awards.

          2001 Stock Option Plan

          The 2001 Stock Option Plan provided for the grant of incentive stock options (as defined in Section 422 of the Internal Revenue Code) and non-qualified stock options for officers and other key employees of the Corporation.

          The Compensation Committee administers the 2001 Stock Option Plan. Non-qualified stock options granted under the 2001 Stock Option Plan were required to have a per share exercise price of at least the fair market value of the Common Shares on the date of grant. Incentive stock options granted under the 2001 Stock Option Plan were required to have a per share exercise price of at least 100% of the fair market value of the Common Shares on the date of grant, and not less than 110% of the fair market value in the case of incentive stock options granted to an employee who holds more than 10% of the total voting power of all classes of the Corporation’s stock or any parent or subsidiary’s stock. Payment of the exercise price or purchase price with respect to any award may be made in cash or other consideration as determined by the Compensation Committee. The term of an option cannot be longer than 10 years from the date of grant or five years from the date of grant of an incentive stock option in the case of a greater than 10% shareholder.

Outstanding Equity Awards At Fiscal Year-End

          The following table summarizes stock option awards held by our Named Officers as of December 31, 2010.

	Option Awards
Name	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable		Equity Incentive Plan Awards: Number of Securities Underlying Unexercised Unearned Options (#)		Option Exercise Price ($)	Option Expiration Date
Mark S. Gorder,	25,000					3.70	5/11/2011
President and Chief Executive Officer	50,000					2.45	7/27/2015
(principal executive officer)	15,000					5.35	12/11/2016
	25,000					14.70	12/10/2017
	13,333	6,667	(1)			4.69	12/09/2018
				15,000	(2)	3.16	2/12/2020

Scott Longval,	25,000					5.30	7/18/2016
Chief Financial Officer and Treasurer	5,000					5.35	12/11/2016
(principal financial officer)	15,000					14.70	12/10/2017
	6,667	3,333	(1)			4.69	12/09/2018
				10,000	(2)	3.16	2/12/2020

Christopher D. Conger,	7,500					2.35	12/14/2014
Vice President, Research and Development	7,500					2.45	7/27/2015
	17,500					6.75	4/26/2016
	10,000					5.35	12/11/2016
	20,000					14.70	12/10/2017
	6,667	3,333	(1)			4.69	12/09/2018
				10,000	(2)	3.16	2/12/2020

Michael P. Geraci,	25,000					2.45	7/27/2015
Vice President, Sales and Marketing	10,000					5.35	12/11/2016
	20,000					14.70	12/10/2017
	6,667	3,333	(1)			4.69	12/09/2018
				10,000	(2)	3.16	2/12/2020

Dennis L. Gonsior,	25,000					2.45	7/27/2015
Vice President, Global Operations	10,000					5.35	12/11/2016
	20,000					14.70	12/10/2017
	6,667	3,333	(1)			4.69	12/09/2018
				10,000	(2)	3.16	2/12/2020

Greg Gruenhagen,	3,000					2.35	12/14/2014
Vice President, Quality and Regulatory Affairs	5,000					2.45	7/27/2015
	2,500					5.35	12/11/2016
	10,000					14.70	12/10/2017
	6,667	3,333	(1)			4.69	12/09/2018
				10,000	(2)	3.16	2/12/2020

(1)	This portion of the option vests on December 9, 2011.

(2)	Option was cancelled in February 2011.

          Potential Payments Upon Termination of Employment or Change in Control

          Our employment agreements with the executive officers named in the Summary Compensation Table provide the following material terms in the event of the termination of the employment of the executive under certain circumstances:

•

in the event of the termination of the executive’s employment without cause, we are required to pay the executive’s base salary and medical benefits for a severance period equal to one year (two years in the case of Mr. Gorder with respect to salary); provided that for any executive that has less than 12 years of continuous service with us, the severance period will be equal to 30 days for each year of continuous full-time employment, but in no event less than 90 days or more than one year. We are required to pay the present value of the base salary in a lump sum, using a discount rate of 6%;

•

in the event that (i) there occurs a change in control or sale of our assets accounting for 90% of more of our sales and (ii) the executive’s employment is involuntarily terminated within one year afterwards, we are required to pay the executive’s base salary for one year (two years for Mr. Gorder) in a lump sum and to continue medical benefits for a period of one year;

•

in the sole and absolute discretion of the Board of Directors, in the event that the executive is terminated without cause or there occurs a change of control followed by the executive’s involuntary termination, we may elect to pay executive a prorated amount of the bonus that executive would have been entitled to receive for the year in which he was terminated;

•

the immediate vesting of all stock options and equity awards held by the executive in the event of a change in control or in the event that the executive’s employment is terminated (i) by us for any reason other than cause or (ii) by the executive under circumstances that constitute an involuntary termination; and

•

a one year non-competition covenant (or, if longer, for so long as the period with respect to which executive is entitled to receive, or has received, payment of severance following a termination by us without cause or change of control) and covenants concerning confidentiality and inventions.

          In the event that we give a notice of non-renewal of the term of the agreement to the executive and, within 12 months after the date of the non-renewal notice, the executive’s employment is terminated by us for any reason other than cause or the death or disability of executive, then the executive will be entitled to the severance benefits described above with respect to a termination without cause except that the severance period shall be reduced by the number of days between the date of the non-renewal notice and the termination of executive’s employment.

          As defined in the employment agreements:

          “Asset Sale” means the sale of our assets (including the stock or assets of our subsidiaries) to which 90% or more of our consolidated sales volume is attributable.

          “Cause” means the following, provided that, in the case of circumstances described in the fourth through sixth clauses below, we must have first given written notice to executive, and executive must have failed to remedy the circumstances as determined in the sole discretion of the Board of Directors within 30 days after such notice:

•	fraud or dishonesty in connection with executive’s employment or theft, misappropriation or embezzlement of our funds;

•

conviction of any felony, crime involving fraud or knowing misrepresentation, or of any other crime (whether or not such felony or crime is connected with his employment) the effect of which in the judgment of the Board of Directors is likely to adversely affect us or our affiliates;

•	material breach of executive’s obligations under the employment agreement;

•	repeated and consistent failure of executive to be present at work during normal business hours unless the absence is because of a disability as defined in the agreement;

•	willful violation of any express direction or requirement established by the Board of Directors, as determined by a majority of Board of Directors;

•

insubordination, gross incompetence or misconduct in the performance of, or gross neglect of, executive’s duties under the employment agreement, as determined by a majority of the Board of Directors; or use of alcohol or other drugs which interfere with the performance by executive of his duties, or use of any illegal drugs or narcotics.

          “Change of control” of means an “asset sale” or a “change in majority stock ownership.”

          “Change in majority stock ownership” means the acquisition by any “person” (as such term is used in Sections 13(d) and 14(d) of the Securities Exchange Act of 1934, referred to as the “Exchange Act”), including any affiliate or associate as defined in Rule 12b-2 under the Exchange Act of such person, or any group of persons acting in concert, other than us, any trustee or other fiduciary holding securities under an employee benefit plan of ours, or any corporation or other entity owned, directly or indirectly, by our shareholders in substantially the same proportion as their ownership of capital stock of us, of “beneficial ownership” (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of 50% or more of the combined voting power of our then outstanding securities.

          “Involuntarily terminated” means:

•	any termination of the employment of executive by us other than for cause, death or disability; or

•	any termination of employment of the executive by executive following:

	o	a material diminution in the executive’s base compensation;

	o	a material diminution in the executive’s authority, duties, or responsibilities;

o

a material diminution in the authority, duties, or responsibilities of the supervisor to whom the executive is required to report, including a requirement that a executive report to a corporate officer or employee instead of reporting directly to the board of directors;

	o	a material diminution in the budget over which the executive retains authority;

	o	a material change in the geographic location at which the executive must perform the services; or

	o	any other action or inaction that constitutes a material breach by us under the agreement.

Provided, however, that with respect to any termination by executive pursuant to the foregoing, executive shall have first provided notice to us of the existence of the condition proposed to be relied upon within 90 days of the initial existence of the condition, and shall have given us a period of 30 days during which we may remedy the condition and we shall have failed to do so during such period.

          The change in control provisions that we use contain a “double trigger” requirement, meaning that for an executive to receive a payment under the change of control provision, there must be both a change of control, as defined in the applicable agreement, and an involuntary termination of the executive’s employment. The double trigger requirement was chosen to prevent us from having to pay substantial payments in connection with a change in control where an executive had not suffered any adverse employment consequences. However, all stock options will vest and become immediately exercisable upon a change of control, regardless of whether the executive is involuntarily terminated.

          Disability Benefits for Certain Named Officers. We provide all of our full-time salaried employees with short-term disability benefits for six months. We also maintain a disability insurance policy on behalf of certain members of our senior management, including our Named Officers, that is in addition to the disability benefits that we maintain for our salaried employees. In the event that any of these executives became disabled, as provided in their respective policies, was unable to return to the performance of their duties after six months and was terminated as an employee effective as of December 31, 2010, they would be paid monthly benefits until age 65 as follows: Mr. Gorder - $8,370 per month; Mr. Geraci - $6,450 per month; Mr. Gonsior - $5,860 per month; Mr. Conger - $3,000 per month; Mr. Gruenhagen - $6,935 per month; and Mr. Longval $3,250 per month.

          Equity Plans. Our Named Officers hold unvested stock options under our 2001 Stock Option Plan and our 2006 Equity Incentive Plan. All options under the 2001 Stock Option Plan are vested.

          Under our 2006 Equity Incentive Plan, all unvested options will automatically accelerate and become vested upon the death, disability, retirement of the holder or upon a change of control of us, as defined in that Plan.

          Under both the 2001 Stock Option Plan and 2006 Equity Incentive Plan, options held by an employee whose employment is terminated for cause, as defined in those plans, will terminate immediately. In addition, under the 2006 Equity Incentive Plan, the voluntary resignation of employment by an employee will not result in the acceleration of unvested options.

CERTAIN RELATIONSHIPS AND RELATED PARTY TRANSACTIONS

          Mr. Gorder, our president, chief executive officer and a director, is a general partner (with a one-third interest) of Arden Partners I, L.L.P., a Minnesota limited liability partnership, referred to as Arden, that owns and leases to us property under a lease entered into in 1991, which we use as a manufacturing facility. In 2002, the lease was renewed with a term expiring on October 31, 2011. Under the lease, we pay Arden a base monthly rent of approximately $30,667. In each of 2009 and 2010, we paid Arden approximately $477,000 for rent, real estate taxes and other charges. Mr. Gorder’s interest in each such payment was approximately $159,000.

          We use the law firm of Blank Rome LLP for legal services. A partner of that firm, David A. Dorey, is the son-in-law of the Chairman of our Board of Directors, Mr. McKenna; however, the legal services are provided by other attorneys at that firm and not by Mr. Dorey. In 2009 and 2010, we paid that firm approximately $344,000 and $205,000, respectively, for legal services and costs. The interest of Mr. Dorey in such amounts is not determinable.

PROPOSAL 2

AMENDMENT OF EMPLOYEE STOCK PURCHASE PLAN

Description of the Proposal

          In March 2007, the Board of Directors, upon recommendation from the Compensation Committee, adopted, and in April 2007, the Corporation’s shareholders approved, the Employee Stock Purchase Plan (the “Purchase Plan”). On February 7, 2011, the Board of Directors, upon recommendation from the Compensation Committee (the “Committee”), adopted an amendment to the Purchase Plan, subject to shareholder approval, to increase the number of Common Shares which may be purchased thereunder by an additional 100,000 Common Shares. As of March 11, 2011, approximately 20,869 Common Shares remained available for purchase under the Purchase Plan. If the amendment to the Purchase Plan is not approved by shareholders, the Corporation will exhaust these previously authorized shares in the coming months or years, and thereafter employees will no longer be able to purchase Common Shares under the Purchase Plan.

          The Corporation is submitting the amendment to the Purchase Plan to shareholders for approval in accordance with the requirements of Section 423(a) of the Internal Revenue Code of 1986, as amended (the “Code”).

Description of the Purchase Plan

          The material terms of the Purchase Plan are summarized below. A copy of the full text of the Purchase Plan, as proposed to be amended is attached as Appendix A to this Proxy Statement. This summary of the Purchase Plan is not intended to be a complete description of the Purchase Plan and is qualified in its entirety by the actual text of the Purchase Plan to which reference is made. Capitalized terms used but not defined herein have the meanings set forth in the Purchase Plan.

          General

          The purpose of the Purchase Plan is to provide employees with an attractive opportunity to purchase shares of our common stock with the belief that that participating employees will, as shareholders, be more likely to think and act like owners. In addition, in order to attract and retain quality employees, we must provide a competitive benefits package. The Purchase Plan is an attractive addition to our existing employee benefits. The Purchase Plan provides eligible employees the opportunity to purchase shares of our common stock at a discount of up to 10% through payroll deductions. We designed the Purchase Plan so that participating employees and the Corporation receive favorable tax treatment.

          Number of Shares Subject to the Plan

          A maximum of 100,000 Common Shares may be sold under the Purchase Plan. The Committee may adjust this number in the event of a capital adjustment affecting our Common Shares. As of March 11, 2011, 79,131 Common Shares had been sold under the Purchase Plan and 20,869 Common Shares remained available for purchase. As of March 11, 2011, the closing price of the Common Shares was $4.03.

          Common Shares which may be purchased under the Purchase Plan may be shares acquired in the open market (on an exchange or in negotiated transactions), previously acquired treasury shares, authorized and unissued shares or any combination thereof.

          On February 7, 2011 the Board of Directors approved an amendment to the Purchase Plan to increase the number of Common Shares which may be purchased under the Purchase Plan by 100,000 shares, subject to shareholder approval. Assuming Proposal 2 is approved by shareholders, a maximum of 200,000 shares would be available for purchase under the Purchase Plan.

          Eligibility

          All employees of the Corporation and each of our domestic subsidiaries are eligible to participate in the Purchase Plan once they have been employed by us for twelve months. However, the following persons are not eligible:

•	Part-time employees (those whose customary employment is for 20 hours or less a week or not more than five months a year); and

•

Any employee who owns, or would own upon exercising any rights under the Purchase Plan or any other option, shares representing 5% or more of the total combined voting power or value of our Common Shares or the stock of any of our subsidiaries.

          An individual must be employed by us on the first day of a subscription period (as described below) in order to participate in the Purchase Plan for that subscription period. As of March 11, 2011, approximately 208 employees were eligible to participate in the Purchase Plan.

          Subscription Periods and Participation Election

          The subscription periods under the Purchase Plan are the three-month period beginning on the first day of each January, April, July and October. Prior to the beginning of each subscription period, eligible employees may elect to have up to 20% of their cash compensation (excluding bonuses and employee benefit amounts) deducted and paid into the Purchase Plan throughout the subscription period, subject to the annual limitation described below. After the beginning of a subscription period, an employee may not change the rate of his or her payroll deductions for that subscription period, except to reduce the amount of the payroll deduction to zero by terminating his or her participation in the Plan (see “—Termination of Participation” below).

          Method of Purchase; Purchase Price

          Under the Purchase Plan, a separate bookkeeping account is maintained for each participant, which reflects the accumulated payroll deductions made on behalf of the participant from time to time, reduced for any distributions from such account pursuant to the provisions of the Purchase Plan. On the last day of each subscription period, the amount deducted from an employee’s pay is automatically applied toward the purchase of our Common Shares at a purchase price equal to 90% of the fair market value of a Common Share on that day (generally, the last updated sales price of a Common Share as reported on Nasdaq). The Committee has the authority to reduce or eliminate the discount prior to the beginning of a subscription period. Only whole shares are purchased for a participating employee. Any amounts remaining in a participant’s account after the maximum number of whole shares has been purchased is returned to the participant, without interest, as soon as administratively possible except that amounts which represent less than the purchase price of one whole Common Share are held, without interest, for use in the next subscription period. Dividends, if any, earned on any shares held in a participant’s account are reinvested in shares of our Common Shares and credited to the participant’s account. After the close of each subscription period, information is made available to each participant regarding the activity in such participant’s account for such subscription period, including the number of Common Shares purchased and the applicable purchase price.

          Maximum Purchase Levels

          Under the Purchase Plan, no employee may purchase more than $25,000 worth of stock in any calendar year (based on the fair market value of our Common Shares on the first day of the applicable subscription periods), even if that amount is within the 20% deduction limit mentioned above. In addition, no employee may purchase more than 1,250 Common Shares during any subscription period, subject to adjustment in the event of any capital adjustment affecting our Common Shares.

          Termination of Participation

          An employee may voluntarily terminate his or her participation in the Purchase Plan by notifying us in writing at least 15 business days (or such other period designated by the Committee) before the last day of any subscription period.

          If an employee voluntarily terminates his or her participation in the Purchase Plan, we will:

•	not make further payroll deductions from that employee’s compensation;

•

use the cash balance of that employee’s Purchase Plan account to buy our Common Shares at the end of the subscription period and pay the employee any cash balance of his or her Purchase Plan account without interest; and

•	continue to hold on behalf of that employee any Common Shares previously purchased in his or her Purchase Plan account or transfer those Common Shares pursuant to the employee’s instructions.

          An employee’s participation in the Purchase Plan will automatically terminate when his or her employment with us ends or when he or she ceases to be an eligible employee. In either such event, we will:

•	not make further payroll deductions from the employee’s compensation;

•	pay the employee the cash balance of his or her Purchase Plan account without interest; and

•

credit, to a book entry account in the participant’s name, the number of full Common Shares purchased under the Purchase Plan and held for his or her benefit, or if the employee so elects, credit those shares to:

	•	a brokerage account designated by the participant, or

	•	an account with the same entity that acts as our designated agent under the Purchase Plan.

          Adjustments

          If the Corporation effects any subdivision or consolidation of Common Shares or other capital readjustment, payment of stock dividend, stock split, combination of shares or recapitalization or other increase or reduction of the number of Common Shares outstanding without receiving compensation therefor in money, services or property, then, subject to the requirements of Section 423 of the Code, the Committee may make such adjustments as it may deem appropriate, in its discretion to the number of Common Shares available under the Purchase Plan and the maximum number of Common Shares that may be purchased by a participant during any subscription period to reflect appropriately such action by the Corporation.

          Amendment and Termination

          The Corporation, by action of the Board of Directors or the Committee, may amend or terminate the Purchase Plan at any time, except that no amendment may adversely affect the right of any participant with respect to Common Shares purchased prior to the date the amendment was adopted, and no amendment may be made without shareholder approval to the extent that approval is required to maintain compliance with Section 423 of the Code.

          Federal Income Tax Consequences

          The following is a brief description of the U.S. federal income tax treatment that will generally apply with respect to purchases under the Purchase Plan by participants who are subject to U.S. income tax. This discussion is based on U.S. federal tax laws and regulations presently in effect, which are subject to change, and the discussion does not purport to be a complete description of the U.S. federal income tax aspects of the Purchase Plan. Participants may also be subject to foreign, state and/or local taxes in connection with purchases under the Purchase Plan, which could differ significantly from U.S. federal income tax consequences. We suggest that participants consult with their individual tax advisors to determine the applicability of the tax aspects of purchases to their personal circumstances.

          The Plan is intended to qualify under Section 423 of the Code. Under this section, a participant will not be required to recognize taxable income at the time Common Shares are purchased under the Purchase Plan. The participant may, however, become liable for tax upon the disposition of the shares of our Common Shares acquired, as described below.

          In the event that Common Shares acquired pursuant to the Purchase Plan are not sold or disposed of (including by way of gift) prior to two years after the first day of the subscription period in which they are purchased or one year after the last day of the subscription period, or in the event of an employee’s death whenever occurring, the lesser of (a) the excess of the fair market value of the Common Shares on the date of disposition over the purchase price, or (b) the excess of the fair market value of the Common Shares on the first day of the subscription period over an amount equal to what the purchase price would have been if it had been computed as of that date, will be treated as ordinary income to the participant. Any further gain on disposition will be treated as long-term capital gain and any loss will be treated as a capital loss. We are not entitled to any tax deduction under this scenario.

          In the event a participant sells or disposes of shares acquired pursuant to the Purchase Plan before the expiration of the holding periods described above, the excess of the fair market value of the Common Shares on the last day of the subscription period, over the purchase price will be treated as ordinary income to the participant. This excess will constitute ordinary income in the year of sale or other disposition even if no gain is realized on the sale or a gratuitous transfer of the Common Shares is made. The balance of any gain will be treated as a capital gain and will be treated as a long-term capital gain if the Common Shares have been held for more than one year. If the Common Shares are sold for less than their fair market value on the last day of the subscription period, the participant may recognize a capital loss equal to the difference between the sales price and the value of the Common Shares on the last day of the subscription period. We are entitled to a deduction for our taxable year in which such sale or disposition occurs equal to the amount of income includible in the participant’s gross income as ordinary income under this scenario.

          Accounting Treatment

          Under FASB ASC 718 we are required to record as a compensation expense the discount that we provide to our employees from the fair market value of our Common Shares on the last day of the subscription period. We do not expect that the amount of this compensation expense will have a material effect on our reported earnings.

          New Plan Benefits

          Participation in the Purchase Plan is voluntary and dependent upon each eligible employee’s election to participate, and the benefit of participating will depend on the fair market value of our Common Shares. Accordingly, future benefits that would be received by our executive officers and eligible employees under the proposed amendment to the Purchase Plan are not determinable at this time. If our shareholders do not approve the amendment to the Purchase Plan, the plan will continue in effect with respect to the Common Shares currently available for purchase.

          The Board of Directors recommends that the shareholders vote for approval of the amendment to the Purchase Plan.

Equity Compensation Plan Information

          The following table details information regarding the Corporation’s existing equity compensation plans as of December 31, 2010:

Plan Category	(a) Number of securities to be issued upon exercise of outstanding options, warrants and rights	(b) Weighted- average exercise price of outstanding options, warrants and rights	(c) Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a))
Equity compensation plans approved by security holders(1)	894,750	$6.11	344,181
Equity compensation plans not approved by security holders(2)	177,500	$3.02	—

Total	1,072,250	$5.60	344,181

(1) The amount shown in column (c) includes 323,312 Common Shares issuable under the Corporation’s 2006 Equity Incentive Plan and 20,869 Common Shares available for purchase under the Corporation’s Employee Stock Purchase Plan. Under the terms of the 2006 Equity Incentive Plan, as outstanding options under the Corporation’s Old Plans expire, the shares of common stock subject to the expired options will become available for issuance under the 2006 Equity Incentive Plan. As of December 31, 2010, 383,700 Common Shares were subject to outstanding options under the Old Plans. Accordingly, if any of these options expire, the Common Shares subject to expired options also will be available for issuance under the 2006 Equity Incentive Plan.

(2) Represents shares issuable under the Non-Employee Directors Stock Option Plan, pursuant to which directors who are not employees of the Corporation or any of its subsidiaries were eligible to receive options. The exercise price of the option was the fair market value of the stock on the date of grant. Options become exercisable in equal one-third annual installments beginning one year from the date of grant, except that the vesting schedule for discretionary grants is determined by the Compensation Committee. As a result of the approval of the 2006 Equity Incentive Plan by the shareholders at the 2006 annual meeting of shareholders, no further grants will be made pursuant to the Non-Employee Directors Stock option Plan.

PROPOSAL 3

RATIFICATION OF APPOINTMENT OF AUDITOR

          The Corporation’s independent registered public accounting firm for the fiscal year ended December 31, 2010 was the firm of Baker Tilly Virchow Krause, LLP (previously known as Virchow, Krause & Company, LLP), referred to as “Baker Tilly.” Services provided to the Corporation and its subsidiaries by Baker Tilly in 2010 are described below under “Independent Registered Public Accounting Firm.” The Audit Committee of the Board of Directors has appointed Baker Tilly to serve as the independent registered public accounting firm for the year ending December 31, 2011. Shareholders will be asked to ratify this appointment. Although action by the shareholders on this matter is not required, the Audit Committee believes it is appropriate to seek shareholder ratification of the appointment of the independent registered public accounting firm to provide a forum for shareholders to express their views with regard to the Audit Committee’s appointment. If the shareholders do not ratify the appointment of Baker Tilly, the selection of independent registered public accounting firm may be reconsidered by the Audit Committee; provided however, the Audit Committee retains the right to continue to engage Baker Tilly. Notwithstanding the ratification of Baker Tilly as the Corporation’s independent registered public accounting firm for the year ending December 31, 2011, the Audit Committee retains the right to replace Baker Tilly at any time without shareholder approval. A representative of Baker Tilly is expected to be present at the annual meeting and to be available to respond to appropriate questions. The representative will have the opportunity to make a statement if he or she so desires.

Independent Registered Public Accounting Fee Information

          Fees for professional services provided by Baker Tilly, the Corporation’s independent auditor, for the fiscal years ended December 31, 2010 and 2009 in each of the following categories were:

Services Rendered (1)	2010	2009

Audit Fees	$235,924	$251,300
Audit-Related Fees	13,800	32,200
Tax Fees	—	26,750
All Other Fees	12,600	34,971

Total	$262,324	$345,221

(1)

The aggregate fees included in Audit Fees are fees billed for the fiscal years. The aggregate fees included in each of the other categories are fees billed in the fiscal years. Baker Tilly was engaged as independent auditor beginning in August 2005. Does not include: foreign statutory audit fees of $21,203 and $24,323 billed for 2010 and 2009, respectively, by Baker Tilly TFW, LLC, a firm that is also an independent member firm of Baker Tilly International, for audits of the Corporation’s foreign subsidiaries.

          Audit Fees. The audit fees for 2010 and 2009 include fees for professional services rendered for the audit of the Corporation’s annual financial statements and the review of the financial statements included in the Corporation’s Form 10-K Reports and the review of the financial statements included in the Corporation’s Form 10-Q Reports.

          Audit-Related Fees. The audit-related fees for 2010 and 2009 include fees for professional services rendered for audits of the Corporation’s employee benefit plan.

          All Other Fees. All other fees for 2010 and 2009 include fees for professional services rendered for a required review of the Corporation’s royalty arrangements and other filings.

          Tax Fees. The tax fees for 2009 include fees for professional services rendered for tax compliance, tax advice and tax planning. We did not use Baker Tilly for tax services in 2010.

Auditor Independence

          The Audit Committee has considered the nature of the above-listed services provided by Baker Tilly and determined that the provisions of the services are compatible with maintaining its independence.

Pre-Approval Policy

          The Audit Committee has established pre-approval policies and procedures pursuant to which the Audit Committee pre-approved the foregoing audit and permissible non-audit services provided by Baker Tilly in 2010.

Audit Committee Report

          The Audit Committee has prepared the following report on its activities with respect to the Corporation’s audited consolidated financial statements for the year ended December 31, 2010, which is referred to herein as the Corporation’s audited consolidated financial statements:

•	The Audit Committee has reviewed and discussed the audited consolidated financial statements with management.

•

The Audit Committee has discussed with Baker Tilly, the Corporation’s independent auditors, the matters required to be discussed by Statements on Auditing Standards No. 61, as amended, as adopted by the Public Company Accounting Oversight Board in Rule 3200T.

•

The Audit Committee has received the written disclosures and the letter from Baker Tilly required by applicable requirements of the Public Company Accounting Oversight Board regarding the independent accountant’s communications with the Audit Committees concerning independence, and has discussed with Baker Tilly their independence.

•

Based on the review and discussions referred to above, the Audit Committee has recommended to the Board of Directors that the audited consolidated financial statements be included in the Corporation’s Annual Report on Form 10-K for the year ended December 31, 2010, for filing with the Securities and Exchange Commission.

The Audit Committee

Nicholas A. Giordano, Chairman
Robert N. Masucci
Michael J. McKenna
Philip N. Seamon

          The Board of Directors recommends that stockholders vote “for” ratification of the appointment of Baker Tilly as the Corporation’s independent auditor for 2011.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

          Section 16(a) of the Securities Exchange Act of 1934 requires the Corporation’s executive officers and directors and persons who own more than ten percent of a registered class of the Corporation’s equity securities (collectively, the “reporting persons”) to file reports of ownership and changes in ownership with the Securities and Exchange Commission and to furnish the Corporation with copies of these reports.

          Based on the Corporation’s review of the copies of these reports received by it and written representations, if any, received from reporting persons with respect to the filing of reports of Forms 3, 4 and 5, the Corporation believes that all filings required to be made by the reporting persons for fiscal year 2010 (unless otherwise noted) were made on a timely basis.

SHAREHOLDER PROPOSALS FOR 2011 ANNUAL MEETING

          Under the Corporation’s bylaws, shareholder proposals with respect to the 2012 Annual Meeting of Shareholders, including nominations for directors, which have not been previously approved by the Board of Directors, must be submitted to the Secretary of the Corporation no later than November 28, 2011. Any such proposals must be in writing and sent either by personal delivery, nationally recognized express mail or United States mail, postage prepaid to Corporate Secretary, IntriCon Corporation, 1260 Red Fox Road, Arden Hills, Minnesota 55112. Each nomination or proposal must include the information required by the bylaws. All late or nonconforming nominations and proposals may be rejected by the officer presiding at the meeting.

          Shareholder proposals for the 2012 Annual Meeting of Shareholders must be submitted to the Corporation by November 28, 2011 to receive consideration for inclusion in the Corporation’s Proxy Statement relating to the 2012 Annual Meeting of Shareholders. Any such proposal must also comply with SEC proxy rules, including SEC Rule 14a-8, and any applicable requirements set forth in the bylaws.

          In addition, shareholders are notified that the deadline for providing the Corporation timely notice of any shareholder proposal to be submitted outside of the Rule 14a-8 process for consideration at the Corporation’s 2012 Annual Meeting of Shareholders is November 28, 2011. As to all such matters which the Corporation does not have notice on or prior to November 28, 2011, discretionary authority shall be granted to the persons designated in the Corporation’s Proxy related to the 2012 annual meeting of shareholders to vote on such proposal.

ANNUAL REPORT TO SHAREHOLDERS

          A copy of the Corporation’s 2010 Annual Report on Form 10-K for the year ended December 31, 2010 as filed with the SEC is being mailed to each shareholder with this Proxy Statement.

          The Corporation files reports and other information with the Securities and Exchange Commission, referred to as the “SEC.” Copies of these documents may be obtained at the SEC’s public reference room in Washington, D.C. The Corporation’s SEC filings are also available on the SEC’s web site at http://www.sec.gov.

          EACH SHAREHOLDER CAN OBTAIN A COPY OF THE CORPORATION’S ANNUAL REPORT ON FORM 10-K, INCLUDING FINANCIAL STATEMENTS AND FINANCIAL SCHEDULES FOR THE YEAR ENDED DECEMBER 31, 2010 AS FILED WITH THE SEC, WITHOUT CHARGE EXCEPT FOR EXHIBITS TO THE REPORT, BY SENDING A WRITTEN REQUEST TO: INTRICON CORPORATION, 1260 RED FOX ROAD, ARDEN HILLS, MINNESOTA 55112 ATTN: SCOTT LONGVAL.

HOUSEHOLDING

          In order to reduce printing costs and postage fees, the Corporation has adopted the process called “householding” for mailing its annual report and proxy statement to “street name holders,” which refers to shareholders whose shares are held in a stock brokerage account or by a bank or other nominee. This means that street name holders who share the same last name and address will receive only one copy of the Corporation’s annual report and proxy statement, unless the Corporation receives contrary instructions from a street name holder at that address. The Corporation will continue to mail a proxy card to each shareholder of record.

          If you prefer to receive multiple copies of the Corporation’s proxy statement and annual report at the same address, you may obtain additional copies by writing to IntriCon Corporation. Attention: Scott Longval, Chief Financial Officer, 1260 Red Fox Road, Arden Hills, Minnesota 55112 or by calling (651) 604-9526. Eligible shareholders of record receiving multiple copies of the annual report and proxy statement can request householding by contacting the Corporation in the same manner.

OTHER MATTERS

          The Corporation is not presently aware of any matters (other than procedural matters) that will be brought before the Meeting which are not reflected in the attached Notice of the Meeting. The enclosed proxy confers discretionary authority to vote with respect to any and all of the following matters that may come before the Meeting: (i) matters which the Corporation did not receive notice by November 23, 2010 were to be presented at the Meeting; (ii) approval of the minutes of a prior meeting of shareholders, if such approval does not amount to ratification of the action taken at the meeting; (iii) the election of any person to any office for which a bona fide nominee named in this Proxy Statement is unable to serve or for good cause will not serve; (iv) any proposal omitted from this Proxy Statement and the form of proxy pursuant to Rules 14a-8 or 14a-9 under the Securities Exchange Act of 1934; and (v) matters incident to the conduct of the Meeting. In connection with such matters, the persons named in the enclosed proxy will vote in accordance with their best judgment.

Scott Longval
Chief Financial Officer, Secretary, and Treasurer

APPENDIX A

INTRICON CORPORATION

2007 Employee Stock Purchase Plan

SECTION 1

GENERAL

          1.1. Purpose. The IntriCon Corporation 2007 Employee Stock Purchase Plan (the “Plan”) has been established by IntriCon Corporation (the “Company”) to provide eligible employees of the Company and the Related Companies (each of which is referred to herein as an “Employer”) with an opportunity to acquire a proprietary interest in the Company through the purchase of common shares of the Company (“Stock”). The Plan is intended to qualify as an employee stock purchase plan under section 423 of the Code, and the provisions of the Plan are to be construed in a manner consistent with the requirements of that section.

          1.2. Defined Terms. Capitalized terms in the Plan will be defined as set forth in Section 6 or elsewhere in the Plan.

SECTION 2

METHOD OF PURCHASE

          2.1. Eligibility. Plan participation will be available to (and will be limited to) each employee of an Employer beginning on the first day of the twelfth month following such employee’s date of hire by his or her Employer, except that the following persons will not be eligible to participate in the Plan:

          (a) An employee whose customary employment is 20 hours or less per week.

          (b) An employee whose customary employment is for not more than five months in any calendar year.

          (c) An employee who owns, or who would own upon the exercise of any rights extended under the Plan and the exercise of any other option held by the employee (whether qualified or non-qualified), shares possessing 5% or more of the total combined voting power or value of all classes of stock of the Company or of any Related Company. For purposes of this section 2.1(c), the rules of section 424(d) of the Code will apply in determining the stock ownership of an employee.

          For purposes of the Plan, the term “employee” will not include any individual for any period during which such individual’s services are performed pursuant to the terms of a contract, either with such individual himself or herself or with a leasing organization or agency, that purports to treat the individual as either an independent contractor or an employee of such agency or leasing organization.

          In addition to the foregoing provisions of this section 2.1, an individual may participate in the Plan for any Subscription Period (as defined in section 2.2) only if he or she is employed by an Employer on the first day of that period.

          2.2. Participation Election. A “Subscription Period” for the accumulation of funds necessary for payment of the Purchase Price (as defined in section 2.3) of Stock under the Plan will consist of a three month period, beginning on each January 1, April 1, July 1, and October 1 commencing on or after the Effective Date and prior to the termination of the Plan. For any Subscription Period, an eligible employee will become a Plan “Participant” by filing a payroll deduction authorization (an “Authorization”) with respect to Compensation otherwise payable to the Participant during such Subscription Period. The Authorization will be filed with the Company or a designated agent at the time and in the manner specified by the Committee. Such payroll deductions will be any full percentage of the Compensation of the Participant up to but not more than 20% of his or her Compensation. Such Authorization shall remain in effect until modified by the Participant or the Participant’s participation in the Plan terminates in accordance with section 2.4. After the beginning of the Subscription Period, and except as otherwise provided in section 2.4, a Participant may not change the rate of his or her payroll deductions for that Subscription Period. A Participant may change the amount of his or her payroll deduction effective as of the first day of any Subscription Period by filing a new Authorization with the Company or a designated agent at the time and in the manner specified by the Committee. Subject to compliance with the applicable rules adopted by the Committee, any Authorization will be effective on the first day of the Subscription Period following the day the Company or its designated agent receives such Authorization.

          Subject to the limitations of section 2.3, each eligible employee who has elected to become a Participant in accordance with the foregoing provisions of this section 2.2 will be deemed to have been granted an option on the first day of each Subscription Period to purchase (at the applicable Purchase Price) on the Exercise Date (as defined in section 2.3) shares of Stock in accordance with section 2.3. Exercise of the option will occur as provided in section 2.3, except as provided in section 2.4. The option will expire on the last day of the Subscription Period.

          The Committee may at any time amend, suspend, or terminate any participation procedures established pursuant to this section 2.2 without prior notice to any Participant or eligible employee.

          2.3. Purchase of Stock. On the last day of each Subscription Period (the “Exercise Date”), a Participant will be deemed to have exercised his or her option to purchase that whole number of shares of Stock equal to the quotient of (i) the cash balance in the Participant’s Account (as defined in section 3.4) as of the Exercise Date and (ii) the Purchase Price. Any amounts remaining in a Participant’s Account after deducting the Purchase Price of the option shall be returned to the Participant, without interest, as soon as administratively possible thereafter except that amounts which represent less than the Purchase Price of a whole share of Stock shall be held, without interest, for use on the next Exercise Date

          The “Purchase Price” per share will be equal to 90% of the Fair Market Value of a share of Stock on the Exercise Date; provided, however, that the Committee shall have the authority to set the Purchase Price at a price up to 100% of the Fair Market Value from time to time prior to the beginning of a Subscription Period. If such amount results in a fraction of one tenth of one cent, the Purchase Price will be increased to the next higher tenth of one cent. In no event will the Purchase Price be less than the par value of the Stock.

          The Company may, at its election, upon the exercise of options (i) issue Stock in the name of the Plan, for the benefit of the Participants or (ii) reflect the issuance of Stock in book entry form with noncertificated Stock. In either event, the Company shall cause to be delivered to each Participant, at least annually, a statement that will reflect the number of shares of Stock purchased from the Participant’s Account and the Purchase Price of such Stock.

          No employee will have the right to purchase more than $25,000 in value of Stock under the Plan (and any other employee stock purchase plan described in Code section 423 and maintained by the Company or any Related Company) in any calendar year, such value being based on the Fair Market Value of a share of Stock as of the date on which the option to purchase the Stock is granted, as determined in accordance with section 2.2 of the Plan. This section 2.3 will be interpreted in accordance with section 423(b)(8) of the Code.

          Notwithstanding anything contained herein to the contrary, the number of shares of Stock which may be purchased by any Participant during any Subscription Period will not exceed 1,250, subject to adjustment as provided in section 3.3.

          2.4. Termination of Participation. A Participant may, at any time and for any reason, voluntarily terminate participation in the Plan by notification of withdrawal from the Plan in the manner specified by the Committee, provided such notification is received by the Company or its designated agent at least 15 business days (or such other period as designated by the Committee) prior to the Exercise Date of any Subscription Period. If a Participant’s employment with the Employers terminates for any reason or a Participant ceases to be an eligible employee, such Participant’s participation in the Plan will immediately terminate.

          If a Participant who is an eligible employee voluntarily terminates his or her participation in the Plan, (i) no further payroll deductions will be made from his or her Compensation, (ii) the cash balance of the Participant’s Account will be used to purchase shares of Stock for the Subscription Period in which such termination occurs (at the time specified in, and in accordance with, section 2.3) and any balance remaining shall be returned to the Participant, without interest, as soon as administratively possible thereafter, and (iii) the number of shares of Stock purchased under the Plan will continue to be held on behalf of the Participant in his or her Account.

          If a Participant’s employment with the Employers terminates or a Participant ceases to be an eligible employee so that the Participant’s participation in the Plan is automatically terminated as provided in this section 2.4, (i) no further payroll deductions will be made from his or her Compensation, (ii) the cash balance of the Participant’s Account will be paid to him or her without interest, as soon as administratively possible and (iii) the number of full shares of Stock purchased under the Plan and held for his or her benefit will be credited to a book entry account in the Participant’s name maintained by the Company’s transfer agent, or, if the Participant so elects, in the time and manner specified by the Committee, to a brokerage account designated by the Participant. Notwithstanding the preceding sentence, in lieu of having the shares of Stock issued to a book entry or brokerage account, such Participant may direct the Company or its designated agent to continue to maintain his or her Account with the same entity that acts as the Company’s designated agent under the Plan, subject to any conditions imposed by such entity.

          2.5 No Fractional Shares. Only whole shares of Stock may be acquired through the exercise of an option. Amounts remaining in a Participant’s Account after the maximum number of whole shares have been purchased on any Exercise Date shall be held for use on the next Exercise Date, as provided in Section 2.3 above.

SECTION 3

OPERATION AND ADMINISTRATION

          3.1. Effective Date. Subject to the approval of the shareholders of the Company within 12 months after the date of its adoption by the Board, the Plan will be effective on the Effective Date.

          3.2. Shares Subject to Plan. Shares of Stock to be purchased under the Plan will be subject to the following:

          (a) The shares of Stock which may be purchased under the Plan will be shares purchased in the open market (on an exchange or in negotiated transactions) or, if the Company’s Chief Financial Officer, in his or her discretion, deems it necessary or advisable, shares sold hereunder may be previously acquired treasury shares, authorized and unissued shares, or any combination of shares purchased in the open market or in negotiated transactions, previously acquired treasury shares or authorized and unissued shares.

          (b) Subject to the provisions of section 3.3, the number of shares of Stock which may be purchased under the Plan will not exceed 200,000 shares in the aggregate.

          (c) If, on an Exercise Date, Participants in the aggregate have outstanding Options to purchase more shares of Stock than are then available for purchase under the Plan, each Participant will be eligible to purchase a reduced number of shares of Stock on a pro rata basis and any excess payroll deductions will be returned to Participants, without interest, all as provided by uniform and nondiscriminatory rules adopted by the Committee.

          3.3. Adjustments to Shares. If the Company will effect any subdivision or consolidation of shares of Stock or other capital readjustment, payment of stock dividend, stock split, combination of shares or recapitalization or other increase or reduction of the number of shares of Stock outstanding without receiving compensation therefor in money, services or property, then, subject to the requirements of Code section 423, the Committee will adjust the number of shares of Stock available under the Plan and the maximum number of shares that may be purchased by a Participant during any Subscription Period to reflect appropriately such action by the Company.

          3.4. Plan Accounts. The Committee will cause a separate bookkeeping account (an “Account”) to be maintained for each Participant, which Account will reflect the accumulated payroll deductions made on behalf of the Participant from time to time, reduced for any distributions from such Account pursuant to the provisions of the Plan. No interest will accrue at any time for any amount credited to an Account of a Participant. In the event a Participant elects to sell any of the shares of Stock held in his or her Account, the Participant’s Account will be subject to all transaction fees associated with such disposition.

          The Stock purchased by each Participant pursuant to the provisions of the Plan will be credited to such Participant’s Account as soon as practicable after, and effective as of the close of business on, the last day of each Subscription Period. Dividends earned on any shares of Stock held in an Account will be automatically reinvested in shares of Stock of the Company and credited to the Participant’s Account.

          After the close of each Subscription Period, information will be made available to each Participant regarding the activity in such Participant’s Account for such Subscription Period, including the number of shares of Stock purchased and the applicable Purchase Price. In the event that the maximum number of shares of Stock are purchased by a Participant for a Subscription Period and cash remains credited to the Participant’s Account, such cash will be paid to the Participant without interest, as soon as administratively possible.

          3.5. Limit on Distribution. Distribution of shares of Stock or other amounts under the Plan will be subject to the following:

          (a) Notwithstanding any other provision of the Plan, the Company will have no liability to issue any shares of Stock under the Plan unless such delivery or distribution would comply with all applicable laws and the applicable requirements of any securities exchange or similar entity.

          (b) In the case of a Participant who is subject to Section 16(a) and 16(b) of the Securities Exchange Act of 1934, as amended, the Committee may, at any time, add such conditions and limitations with respect to such Participant as the Committee, in its sole discretion, deems necessary or desirable to comply with Section 16(a) or 16(b) and the rules and regulations thereunder or to obtain any exemption therefrom.

          3.6. Withholding. All shares of Stock issued hereunder and any payments pursuant to the Plan are subject to withholding of all applicable taxes and the Employers will have the right to withhold from any payment or distribution of shares or to collect as a condition of any payment or distribution under the Plan, as applicable, any taxes required by law to be withheld. To the extent provided by the Committee, a Participant may elect to have any distribution of shares otherwise required to be made pursuant to the Plan withheld, or may surrender to the Employers shares of Stock already owned by the Participant, to fulfill any tax withholding obligation; provided, however, in no event will the Fair Market Value of the number of shares so withheld (or accepted) (as of the date immediately preceding the date withheld or accepted) exceed the amount necessary to meet the minimum Federal, state and local marginal tax rates then in effect that are applicable to the Participant and to the particular transaction.

          3.7. Transferability. Except as otherwise permitted under Code section 423 and Rule 16b-3, a Participant’s Account, the amount of any payroll deductions made with respect to a Participant’s Compensation and any Participant’s rights to purchase shares of Stock under the Plan may not be pledged, hypothecated, assigned or transferred other than by will and the laws of descent and distribution. During the lifetime of a Participant, the rights provided to the Participant under the Plan may be exercised only by him or her.

          3.8. Limitation of Implied Rights.

          (a) Neither a Participant nor any other person will, by reason of the Plan, acquire any right in or title to any assets, funds or property of the Employers whatsoever, including, without limitation, any specific funds, assets, or other property which the Employers, in their sole discretion, may set aside in anticipation of a liability under the Plan. A Participant will have only a contractual right to the shares of Stock and amounts, if any, payable under the Plan, unsecured by any assets of the Employers. Nothing contained in the Plan will constitute a guarantee by any of the Employers that the assets of the Employers will be sufficient to pay any benefits to any person.

          (b) The Plan does not constitute a contract of employment, and participation in the Plan will not give any employee the right to be retained in the employ of an Employer or any Related Company, nor any right or claim to any benefit under the Plan, unless such right or claim has specifically accrued under the terms of the Plan. Except as otherwise provided in the Plan, no right to purchase shares under the Plan will confer upon the holder thereof any right as a shareholder of the Company prior to the date on which he or she fulfills all service requirements and other conditions for receipt of such rights.

          3.9. Evidence. Evidence required of anyone under the Plan may be by certificate, affidavit, document or other information which the person acting on it considers pertinent and reliable, and signed, made or presented by the proper party or parties.

          3.10. Action by Employers. Any action required or permitted to be taken by any Employer will be by resolution of its board of directors, or by action of one or more members of the board (including a committee of the board) who are duly authorized to act for the board, or (except to the extent prohibited by the provisions of Rule 16b-3, applicable local law, the applicable rules of any stock exchange, or any other applicable rules) by a duly authorized officer of the Employer.

          3.11. Gender and Number. Where the context admits, words in any gender will include any other gender, words in the singular will include the plural and the plural will include the singular.

SECTION 4

COMMITTEE

          4.1. Administration. The authority to control and manage the operation and administration of the Plan will be vested in the Compensation Committee of the Board or a subcomittee of the Compensation Committee (the “Committee”) in accordance with this section 4. The Committee will consist of such number and type of members as may be required for compliance with Rule 16b-3.

          4.2. Powers of Committee. The authority to manage and control the operation and administration of the Plan will be vested in the Committee, including, without limitation, the power and authority to:

          (a) establish the terms, conditions, restrictions, Purchase Price (subject to Section 2.3) and other provisions applicable to the right to purchase shares of Stock under the Plan; and

          (b) interpret the Plan, establish, amend, and rescind any rules and regulations relating to the Plan, determine the terms and provisions of any agreements made pursuant to the Plan, and make all other determinations that may be necessary or advisable for the administration of the Plan.

          Any interpretation of the Plan by the Committee and any decision made by it under the Plan is final and binding on all persons.

          4.3. Delegation by Committee. Except to the extent prohibited by the provisions of Rule 16b-3, applicable law, the applicable rules of any stock exchange, or any other applicable rules, the Committee may allocate all or any portion of its responsibilities and powers to any one or more of its members, and may delegate all or any part of its responsibilities and powers to any person or persons selected by it or appoint such agents as the Committee will deem appropriate. Any such allocation or delegation may be revoked by the Committee at any time.

          4.4. Information to be Furnished to Committee. The Employers and Related Companies will furnish the Committee and its designees with such data and information as may be required for them to discharge their duties with respect to the Plan. The records of the Employers and Related Companies as to an employee’s or Participant’s employment, termination of employment, leave of absence, reemployment and compensation will be conclusive on all persons unless determined to be incorrect. Participants and other persons entitled to benefits under the Plan must furnish the Committee such evidence, data or information as the Committee considers desirable to carry out the terms of the Plan.

          4.5. Liability and Indemnification of Committee. No member or authorized delegate of the Committee will be liable to any person for any action taken or omitted in connection with the administration of the Plan unless attributable to his or her own fraud or willful misconduct; nor will the Employers be liable to any person for any such action unless attributable to fraud or willful misconduct on the part of a director or employee of the Employers. The Committee, the individual members thereof, and persons acting as the authorized delegates of the Committee under the Plan, will be indemnified by the Employers, to the fullest extent permitted by law, against any and all liabilities, losses, costs and expenses (including legal fees and expenses) of whatsoever kind and nature which may be imposed on, incurred by or asserted against the Committee or its members or authorized delegates by reason of the performance of a Committee function if the Committee or its members or authorized delegates did not act dishonestly or in willful violation of the law or regulation under which such liability, loss, cost or expense arises. This indemnification will not duplicate but may supplement any coverage available under any applicable insurance.

SECTION 5

AMENDMENT AND TERMINATION

          The Board or the Committee may, at any time, amend the Plan, provided that, subject to section 3.3 (relating to certain adjustments to shares), no amendment may adversely affect the rights of any Participant or beneficiary with respect to shares that have been purchased prior to the date such amendment is adopted by the Committee. No amendment of the Plan may be made without approval of the Company’s shareholders to the extent that such approval is required to maintain compliance with the requirements of Code section 423.

          The Company, by action of the Board or the Committee, may at any time terminate the Plan, in which case notice of such termination will be given to all Participants, but any failure to give such notice will not impair the effectiveness of the termination. Such termination will not adversely affect the rights of any Participant or beneficiary with respect to shares of Stock that have been purchased on or prior to the date of such termination.

          In the event of Plan termination pursuant to this section 5, (i) the cash balance of the Participant’s Account will be paid to him or her without interest as soon as administratively possible and (ii) the number of full shares of Stock purchased under the Plan and held for his or her benefit will be credited to a book entry account in the Participant’s name maintained by the Company’s transfer agent, or, if the Participant so elects, in the time and manner specified by the Committee, to a brokerage account designated by the Participant.

SECTION 6

DEFINED TERMS

          For purposes of the Plan, the terms listed below will be defined as follows:

          (a) Board. The term “Board” will mean the Board of Directors of the Company.

          (b) Code. The term “Code” means the Internal Revenue Code of 1986, as amended. A reference to any provision of the Code will include reference to any successor provision of the Code.

          (c) Compensation. The term “Compensation” means total cash compensation (excluding bonuses and employee benefit contributions and payments) paid by the Employers (before withholding and deductions) for the applicable Subscription Period.

          (d) Dollars. As used in the Plan, the term “dollars” or numbers preceded by the symbol “$” will mean amounts in United States dollars.

          (e) Effective Date. The “Effective Date” will be July 1, 2007 or such later date that the Chief Financial Officer determines that all arrangements have been completed with respect to the effectuation of the Plan.

          (f) Fair Market Value. The “Fair Market Value” of a share of Stock of the Company as of any date will mean:

                    (i) If the principal market for the Stock is a national securities exchange or the NASDAQ stock market, then the “Fair Market Value” as of that date will be the last reported sale price of the Stock on that date on the principal exchange or market on which the Stock is then listed or admitted to trading.

                    (ii) If sale prices are not available or if the principal market for the Stock is not a national securities exchange and the Stock is not quoted on the NASDAQ Stock Market, then the “Fair Market Value” as of that date will be the mean between the highest bid and lowest asked prices for the Stock on such day as reported on the NASDAQ OTC Bulletin Board Service or by the National Quotation Bureau, Incorporated or a comparable service.

          If the day is not a business day, and as a result, paragraphs (i) and (ii) above are inapplicable, the Fair Market Value of the Stock will be determined as of the next earlier business day.

          (g) Participant. The term “Participant” means any employee of the Company who is eligible and elects to participate pursuant to the provisions of Section 2.

          (h) Related Companies. The term “Related Company” means any entity during any period in which it is a “subsidiary corporation” (as that term is defined in Code section 424(f) with respect to the Company, except that any subsidiary corporation that is not incorporated under the laws of the United States or any state or jurisdiction thereof shall not be a Related Company for the purpose of this Plan.

          (i) Rule 16b-3. The term “Rule 16b-3” means Rule 16b-3 as promulgated under the Securities and Exchange Act of 1934, as amended.

Plan History. The Plan was originally adopted by the Board on March 14, 2007, subject to the approval of the Company’s shareholders. The Plan was originally approved by the Company’s shareholders at the Company’s 2007 annual meeting of stockholders that was held on April 25, 2007.

          Since its original adoption, the Plan has been amended as follows:

	Nature of Amendment	Date Approved by Board of Directors	Date approved by Stockholders
•	Increase maximum number of shares of Common Stock which may be purchased under the Plan from 100,000 to 200,000.	February 7, 2011

INTRICON CORPORATION
c/o StockTrans, a Broadridge Co
44 W. Lancaster Ave
Ardmore, PA 19003

Investor Address Line 1
Investor Address Line 2
Investor Address Line 3
Investor Address Line 4
Investor Address Line 5
John Sample
1234 ANYWHERE STREET
ANY CITY, ON A1A 1A1

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	CONTROL # à	000000000000

NAME

THE COMPANY NAME INC. - COMMON	SHARES	123,456,789,012.12345
THE COMPANY NAME INC. - CLASS A		123,456,789,012.12345
THE COMPANY NAME INC. - CLASS B		123,456,789,012.12345
THE COMPANY NAME INC. - CLASS C		123,456,789,012.12345
THE COMPANY NAME INC. - CLASS D		123,456,789,012.12345
THE COMPANY NAME INC. - CLASS E		123,456,789,012.12345
THE COMPANY NAME INC. - CLASS F		123,456,789,012.12345
THE COMPANY NAME INC. - 401 K		123,456,789,012.12345

	PAGE 1 OF 2

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: ☒	KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY
THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

			For All	Withhold All	For All Except	To withhold authority to vote for any individual nominee(s), mark “For All Except” and write the number(s) of the nominee(s) on the line below.

The Board of Directors recommends you vote FOR the following:			☐	☐	☐

1.

Election of Directors: To elect the following director nominee to hold office for three years until his successor has been duly elected and qualified, as more fully described in the accompanying proxy statement.

Nominees

01	Robert N. Masucci

The Board of Directors recommends you vote FOR proposals 2 and 3.							For	Against	Abstain

2

To approve an amendment to the Corporation’s Employee Stock Purchase Plan to increase the number of shares which may be purchased under that plan by 100,000 shares, as more fully described in the accompanying proxy statement.

							☐	☐	☐

3	To ratify the appointment of Baker Tilly Virchow Krause, LLP as the Corporation’s independent auditor for fiscal year 2011, as more fully described in the accompanying proxy statement.						☐	☐	☐

NOTE: In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the annual meeting.

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name, by authorized officer.

Investor Address Line 1 Investor Address Line 2 Investor Address Line 3 Investor Address Line 4 Investor Address Line 5 John Sample 1234 ANYWHERE STREET ANY CITY, ON A1A 1A1

SHARES
CUSIP #
SEQUENCE #
Signature [PLEASE SIGN WITHIN BOX]		Date		JOB #		Signature (Joint Owners)	Date

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting: The Notice & Proxy Statement, Annual Report is/are available at www.proxyvote.com.

INTRICON CORPORATION
ARDEN HILLS, MINNESOTA 55112

This Proxy is Solicited on Behalf of the Board of Directors

The undersigned, revoking all prior proxies, hereby appoints SCOTT LONGVAL and ANNALEE VANASSE, and each of them, with full power of substitution, as proxies and hereby authorizes them to represent and to vote all the Common Shares of IntriCon Corporation held of record by the undersigned on March 11, 2011, at the annual meeting of shareholders to be held on April 27, 2011, or any postponement or adjournment thereof.

All proxy agents present and acting in person or by their substitutes (or, if only one is present and acting, then that one) may exercise all of the powers conferred by this proxy. Discretionary authority is conferred by this proxy with respect to certain matters, as described in IntriCon Corporation’s proxy statement.

THE SHARES REPRESENTED BY THIS PROXY, DULY EXECUTED, WILL BE VOTED AS INSTRUCTED ABOVE. IF INSTRUCTIONS ARE NOT GIVEN, THEY WILL BE VOTED FOR THE ELECTION OF THE DIRECTOR NOMINEE, FOR APPROVAL OF THE AMENDMENT TO THE CORPORATION’S STOCK PURCHASE PLAN AND FOR THE RATIFICATION OF THE APPOINTMENT OF BAKER TILLY VIRCHOW KRAUSE, LLP AS THE CORPORATION’S INDEPENDENT AUDITOR FOR FISCAL YEAR 2011. WITH RESPECT TO SUCH OTHER BUSINESS THAT MAY PROPERLY COME BEFORE THE ANNUAL MEETING AND ANY ADJOURNMENTS OR POSTPONEMENTS THEREOF, SAID PROXIES ARE AUTHORIZED TO VOTE IN ACCORDANCE WITH HIS OR HER BEST JUDGMENT.

By signing this proxy, you hereby acknowledge receipt of the 2010 Annual Report to Shareholders, Notice of the Corporation’s 2011 Annual Meeting of Shareholders and the Corporation’s Proxy Statement.

Continued and to be signed on reverse side